Prospectus

May 1, 2014

Farmers Variable Life

Flexible Premium Variable Life Insurance Policy

Issued by

Farmers New World Life Insurance Company

Through

Farmers Variable Life Separate Account A

Home Office	Service Center
3003 – 77th Avenue, S.E.	P.O. Box 724208
Mercer Island, Washington 98040	Atlanta, Georgia 31139
Phone: (206) 232-8400	Phone: 1-877-376-8008 (toll free) 8:00 a.m. to 6:00 p.m. Eastern Time

This prospectus describes the Farmers Variable Life, an individual flexible premium variable life insurance policy, (the “Policy”) issued by Farmers New World Life Insurance Company. The Policy provides life insurance, with a life insurance benefit (the Death Benefit Proceeds) payable on the Insured’s life if the Insured dies while the Policy is in force. The amount of life insurance, and the number of years the Policy is in force, may increase or decrease, depending on the investment experience of the Subaccounts of the Farmers Variable Life Separate Account A (the “Variable Account”) in which you invest. You choose one of two death benefit options. This Policy is currently not being issued.

Investment Risk — Your Contract Value will vary according to the investment performance of the Portfolio(s) in which you invest and the Policy charges deducted. You bear the investment risk on amounts you allocate to the Subaccounts. You may be required to pay additional Premiums to keep the Policy in force if investment performance is too low. The Policy is not suitable as a short-term savings vehicle because the Surrender charge is considerable.

Loans, Withdrawals and Surrender — You may borrow against or withdraw money from this Policy, within limits. Loans and withdrawals reduce the Policy’s Death Benefit Proceeds and its Surrender Value, and increase the risk that your Policy will Lapse without value unless you pay additional Premiums. If your Policy Lapses while loans are outstanding, you will have no Surrender Value and you will likely have to pay a significant amount in taxes.

You choose one of two death benefit options. The death benefit will be at least the Principal Sum shown in the Policy’s specifications page, adjusted for any increases or decreases in Principal Sum, and reduced by any outstanding Loan Amount.

This prospectus provides basic information that you should know before investing. You should keep this prospectus for future reference. You should consider whether this Policy is suitable for you in light of your life insurance needs.

Replacing your existing life insurance with this Policy may not be to your advantage. In addition, it may not be to your advantage to finance the purchase or to maintain this Policy through a loan or through withdrawals from another policy.

An investment in this Policy is not a bank deposit, and the Policy is not Insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investing in this Policy involves risk, including possible loss of Premiums. Please read the “Risk Summary” section of this prospectus. It describes some of the risks associated with investing in the Policy.

This Policy has 37 Funding choices – one Fixed Account (paying a guaranteed minimum fixed rate of interest) and 36 Subaccounts. The Subaccounts invest in the following 36 Portfolios:

❑	Calvert Variable Series, Inc.

VP SRI Mid Cap Growth Portfolio *

❑	Dreyfus Variable Investment Fund – Service Class Shares

Opportunistic Small Cap Portfolio

Quality Bond Portfolio

❑	The Dreyfus Socially Responsible Growth Fund, Inc. —Service Class Shares

❑	DWS Variable Series I—Class A Shares

DWS Bond VIP

DWS Global Small Cap VIP (formerly DWS Global Small Cap Growth VIP)******

DWS Core Equity VIP

DWS International VIP

❑	DWS Variable Series II—Class A Shares

DWS Large Cap Value VIP

DWS Government & Agency Securities VIP

DWS High Income VIP

DWS Money Market VIP

DWS Small Mid Cap Growth VIP

❑	Fidelity Variable Insurance Products (“VIP”) Funds—Service Class Shares

Fidelity VIP Growth Portfolio

Fidelity VIP Index 500 Portfolio

Fidelity VIP Mid Cap Portfolio

❑	Franklin Templeton Variable Insurance Products Trust—Class 2 Shares

Franklin Small-Mid Cap Growth VIP Fund (formerly Franklin Small-Mid Cap Growth Securities Fund) **

Franklin Small Cap Value VIP Fund *** (formerly Franklin Small Cap Value Securities Fund)

Templeton Developing Markets VIP Fund (formerly Templeton Developing Markets Securities Fund) ****

❑	Goldman Sachs Variable Insurance Trust—Institutional Class Shares

Goldman Sachs Strategic Growth Fund *

Goldman Sachs Mid Cap Value Fund *

Goldman Sachs Small Cap Equity Insights Fund (formerly Goldman Sachs Structured Small Cap Equity Fund) *****

❑	Janus Aspen Series

Janus Aspen Balanced Portfolio (Service Shares)

Janus Aspen Forty Portfolio (Institutional Shares)

Janus Enterprise Portfolio (Service Shares)

❑	PIMCO Variable Insurance Trust—Administrative Class Shares

PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged

PIMCO VIT Low Duration Portfolio

❑	Principal Variable Contracts Funds, Inc. (“PVC”)—Class 2 Shares

PVC Equity Income Account

PVC MidCap Account

PVC SmallCap Growth Account II

PVC Principal Capital Appreciation Account

❑	Principal Variable Contracts Funds, Inc. (“PVC”)—Class 2 Shares Strategic Asset Management (SAM) Portfolios

PVC SAM Balanced Portfolio

PVC SAM Conservative Balanced Portfolio

PVC SAM Conservative Growth Portfolio

PVC SAM Flexible Income Portfolio

PVC SAM Strategic Growth Portfolio

* The Subaccount that invests in this Portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors.”

** Effective April 30, 2014, Franklin Small-Mid Cap Growth Securities Fund changed its name to Franklin Small-Mid Cap Growth VIP Fund.

*** Effective April 30, 2014, Franklin Small Cap Value Securities Fund changed its name to Franklin Small Cap Value VIP Fund.

**** Effective April 30, 2014, Templeton Developing Markets Securities Fund changed its name to Templeton Developing Markets VIP Fund.

***** Effective April 30, 2014, Goldman Sachs Structured Small Cap Equity Fund changed its name to the Goldman Sachs Small Cap Equity Insights Fund.

****** Effective May 1, 2014, DWS Global Small Cap Growth VIP Fund changed its name to DWS Global Small Cap VIP Fund.

A prospectus for each of the Portfolios available through this Policy must accompany this prospectus. Please read these documents before investing and save them for future reference

The Securities and Exchange Commission has not approved or disapproved this Policy or determined that this prospectus is accurate or complete.

Anyone who tells you otherwise is committing a federal crime.

Not FDIC Insured	May Lose Value	No Bank Guarantee

Appendix A—Guaranteed Maximum Cost of Insurance Rates	A-1
Appendix B—Table of Surrender Charge Factors	B-1

Policy Benefits/Risks Summary

This summary provides only a brief overview of the more important benefits and risks of the Policy. You may obtain more detailed information about the Policy later in this prospectus and in the Statement of Additional Information (“SAI”). For your convenience, we have provided a Glossary at the end of the prospectus that defines certain words and phrases used in the prospectus.

Policy Benefits

Your Policy in General

•

Tax-Deferred Accumulation. This Policy is an individual flexible premium variable life insurance Policy. The Policy offers lifetime insurance protection, with a death benefit payable if the Insured dies while the Policy is in effect. The Policy gives you the potential for long-term life insurance coverage with the opportunity for tax-deferred Cash Value accumulation. The Policy’s Contract Value will increase or decrease depending on the investment performance of the Subaccounts, the Premiums you pay, the fees and charges we deduct, the interest we credit to any money you place in the Fixed Account, and the effects of any Policy transactions (such as transfers, loans and partial withdrawals) on your Contract Value.

•

Long-Term Savings Vehicle. The Policy is designed to be long-term in nature in order to provide significant life insurance benefits for you. However, purchasing this Policy involves certain risks. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should consider the Policy in conjunction with other insurance you own. The Policy is not suitable as a short-term savings vehicle. There may be adverse consequences if you decide to Surrender your Policy early; you may be required to pay a Surrender charge that applies during the first fourteen years of the Policy.

•

Personalized Illustrations. You may request personalized illustrations from your agent in connection with the purchase of this Policy that reflect your own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of Lapse, and the charges and deductions under the Policy. They will also help you to compare this Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or Cash Value.

•

Fixed Account. You may place money in the Fixed Account where we guarantee that it will earn interest at an annual rate of at least 3%. We may declare higher rates of interest, but are not obligated to do so. Money you place in the Fixed Account will be reduced by most of the fees and charges we assess. The Fixed Account is part of our General Account.

•

Separate Account. You may allocate premium(s) and Contract Value to one or more Subaccounts of the Variable Account. Each Subaccount invests exclusively in one of the Portfolios listed on the cover of this prospectus. Investment returns from amounts allocated to the Subaccounts will vary each day with the investment experience of these Subaccounts and will be reduced by Policy charges. You bear the entire investment risk for amounts you allocate to the Subaccounts.

Premium Flexibility

•

Flexible Premiums. You can select a premium plan. Within certain limits specified in your Policy, you can vary the frequency and amount of Premiums. You may be able to skip premium payments under certain circumstances. However, you greatly increase your risk of Lapse if you do not regularly pay Premiums at least as large as the current minimum premium. After you pay an Initial Premium, you can pay subsequent Premiums (minimum $25) at any time. You may also choose to have Premiums deducted directly from your bank account.

•

Minimum Premiums. This Policy does not provide a no-Lapse period. Paying the minimum Premiums for the Policy may reduce your risk of Lapse, but will not necessarily keep your Policy in force. It is likely that additional Premiums will be necessary to keep the Policy in force until maturity.

•

Right-to-Examine Period. You may cancel a Policy during the “Right-to-Examine Period” by returning it to our Home Office. If you decide to cancel the Policy during the Right-to-Examine Period, we will refund an amount equal to the greater of Contract Value at the end of the Valuation Date on which we receive the returned Policy at our Home Office or the sum of all Premiums paid for the Policy. The terms of the Right-to-Examine Period may be different for Policy Owners over age 60 who purchased their Policy in California.

•	Policy Availability. The Policy is currently not available for sale.

Death Benefit

•	As long as the Policy remains in force, we will pay a death benefit payment to the Beneficiary upon the death of the Insured.

•	You must choose one of two death benefit options under the Policy.

•	Option A is a variable death benefit through Attained Age 99 that is the greater of:
¡	the Principal Sum plus the Contract Value on the date of death; or
¡	the Contract Value multiplied by the applicable death benefit percentage.

•	Option B is a level death benefit through Attained Age 99 that is the greater of:
¡	the Principal Sum on the date of death; or
¡	the Contract Value multiplied by the applicable death benefit percentage.

•

Any Death Benefit Proceeds paid will be increased by any additional insurance benefits that are payable under the terms of any riders you added to the Policy, and will be reduced by the amount of any outstanding Loan Amount (and any interest you owe) and any due and unpaid Monthly Deductions.

•

Change in Death Benefit Option and Principal Sum. After the first Policy year, you may change the death benefit option or increase or decrease the Principal Sum once each Policy year if the Insured provides evidence of insurability satisfactory to us (but you may not change both the death benefit option and Principal Sum during the same Policy year unless done simultaneously). Surrender charges may apply. A change in death benefit option or Principal Sum may have tax consequences.

Surrender and Withdrawals

•

Surrender. At any time while the Policy is in force, you may submit a written request to Surrender your Policy and receive the Surrender Value (that is, the Contract Value minus any Surrender charge, and minus any outstanding Loan Amount and any interest you owe). A Surrender may have tax consequences.

•	Partial Withdrawals. After the first Policy year, you may submit a written request to withdraw part of the Surrender Value, subject to the following rules. Withdrawals may have tax consequences.

¡	You may make only 1 withdrawal each calendar quarter.
¡	You must request at least $500.
¡	You may not request more than 75% of the Surrender Value.
¡	For each withdrawal, we deduct a processing fee equal to the lesser of $25 or 2% of the withdrawal.
¡	In addition, Surrender charges may apply to the withdrawal if you have selected a level death benefit (Option B).
¡	If you select a level death benefit (Option B), the Principal Sum will be reduced by the amount of the partial withdrawal (but not by any Surrender charges or the processing fee).

Transfers

•	Each Policy year, you may make an unlimited number of transfers from and among the Subaccounts and one transfer from the Fixed Account.
•	Transfers from Subaccounts must be a minimum of $250, or the total value in the Subaccount if less.
•

Transfers from the Fixed Account may not be for more than 25% of the unloaned value in the Fixed Account. If the balance in the Fixed Account after the transfer is less than $250, then the entire balance will be transferred.

•	We charge $25 for the 13th and each additional transfer during a Policy year.

Loans

•

You may take a loan against the Policy for amounts up to the Surrender Value, as calculated at the end of the Business Day on which we receive your signed request at the Service Center, minus the loan interest you would have to pay by the next Policy anniversary. To secure the loan, we transfer an amount equal to the loan from the Subaccounts and Fixed Account to the loan account (part of our General Account). Unless you specify otherwise, the amount is withdrawn from the Subaccounts and the Fixed Account on a pro-rata basis.

•	Amounts in the loan account earn interest at the guaranteed minimum rate of 3% per year.
•

During the first fourteen Policy years, we currently charge you interest at 4.5% annually, with a maximum loan interest rate of 8% per year on your loan. After the fourteenth Policy year, the maximum loan interest rate is 3%, compounded annually. Interest is charged daily, and is due and payable at the end of each Policy year, or date of any Policy loan increases or repayment, if earlier. Unpaid interest becomes part of the outstanding loan and accrues interest daily.
•	You may repay all or part of your outstanding loans at any time. Loan repayments must be at least $25, and must be clearly marked as “loan repayments” or they will be credited as Premiums.
•	We deduct any unpaid loans, plus any interest you owe, from the proceeds payable on the Insured’s death.
•	A loan may have adverse tax consequences.

Policy Risks

Risk of Poor Investment Performance

If you invest your Contract Value in one or more Subaccounts, you will be subject to the risk that investment performance will be unfavorable and that your Contract Value will decrease. You could lose everything you invest and your Policy could Lapse without value, unless you pay additional Premiums. In addition, we deduct Policy fees and charges from your Contract Value, which can significantly reduce your Policy Value. During times of declining investment performance, the deduction for monthly charges based on the Risk Insurance Amount could accelerate and further reduce your Contract Value.

If you allocate Premiums and Contract Value to the Fixed Account, we will credit your Contract Value in the Fixed Account with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 3%.

Risks of Market Timing and Disruptive Trading

This Policy and the underlying Portfolios are not designed for market timers. However, there is no assurance that we will be able to identify and prevent all market timing and other forms of disruptive trading in the Policy and the underlying Portfolios. For a discussion of our policies and procedures on market timing and of the potential costs and risks to you that can result if market timing or disruptive trading occurs in the underlying Portfolios, see the “Policy and Procedures Regarding Disruptive Trading and Market Timing” section.

Risk of Lapse

This Policy does not provide a no-Lapse period. You greatly increase your risk of Lapse if you do not regularly pay Premiums at least as large as the current minimum premium. Paying the minimum Premiums for the Policy will not necessarily keep your Policy in force. It is likely that additional Premiums will be necessary to keep your Policy in force until maturity.

Loans, withdrawals, any increase in the Principal Sum, any increase in the current charges, and/or poor investment returns, could increase your risk of Lapse.

Your Policy will enter a 61-day pre-Lapse grace period if either of the following occurs:

•

total Premiums paid (minus withdrawals, but not including Surrender charges or the processing fee) are less than the Cumulative Minimum Premiums, and the Surrender Value is not large enough to cover the Monthly Deduction when due; or

•

total Premiums paid (minus withdrawals, but not including Surrender charges or the processing fee) are greater than the Cumulative Minimum Premiums, but the Contract Value, minus any outstanding Loan Amount and any interest you would owe if you Surrender the Policy, is too low to pay the entire Monthly Deduction when due.

Whenever your Policy enters the 61-day grace period, you must make a sufficient payment before the grace period ends. Market performance alone will not be deemed to constitute a sufficient payment. A premium payment is required. If you do not make a sufficient payment during the grace period, your Policy will terminate without value, insurance coverage will no longer be in effect, and you will receive no benefits. We will notify you if a grace period begins and of the minimum payment due.

A Policy Lapse may have adverse tax consequences.

You may reinstate a Lapsed Policy within three years after the Policy enters the grace period, if the Insured meets our insurability requirements and you pay the amount we require. We will not reinstate a Policy that has been Surrendered for the Surrender Value.

Tax Risks

A Policy must satisfy certain requirements in the Tax Code in order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law. There is limited guidance as to how these requirements are to be applied. Nevertheless, we believe that a Policy issued on a standard Premium Class basis should satisfy the applicable Tax Code requirements. There is, however, some uncertainty about the application of the Tax Code requirements to a Policy issued on a special Premium Class basis, particularly if the full amount of Premiums permitted under the Policy is paid.

Depending on the total amount of Premiums you pay during the first seven years of a Policy, the Policy may be treated as a modified endowment contract (“MEC”) under Federal tax laws. In addition, any Section 1035 Exchange coming from a Policy that is a MEC makes the new Policy a MEC. If a Policy is treated as a MEC, then withdrawals, a Surrender and loans under a Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on the taxable portion of withdrawals, a Surrender and loans taken before you reach age 59 1/2. There may also be tax consequences to distributions from Policies that are not MECs. However, the 10% penalty tax will not apply to distributions from Policies that are not MECs. Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. You should consult a qualified tax adviser about such loans.

The Federal tax laws are unclear in a variety of areas. You should review the “Federal Tax Considerations” section of this prospectus carefully, especially if you are purchasing this Policy with the intention of taking Policy loans or partial withdrawals at any time in the future, and/or you intend to keep the Policy in force after the Insured reaches age 100. You should consult a qualified tax adviser for assistance in all tax matters involving your Policy.

Limits on Cash Withdrawals

The Policy permits you to take only one partial withdrawal in any calendar quarter, after the first Policy year has been completed. The amount you may withdraw is limited to 75% of the Surrender Value. You may not withdraw less than $500. If 75% of the Surrender Value is less than $500, then a partial withdrawal is not available.

A withdrawal reduces the Surrender Value and Contract Value and will increase the risk that the Policy will Lapse. Surrender charges are assessed on certain partial withdrawals. A withdrawal also may have tax consequences.

A withdrawal will reduce the death benefit. If you select a level death benefit (Option B), a partial withdrawal will permanently reduce the Principal Sum by the amount of the withdrawal (not including the Surrender charge or the processing fee). If a variable death benefit (Option A) is in effect when you make a withdrawal, the death benefit will be reduced by the amount that the Contract Value is reduced.

Loan Risks

A Policy loan, whether or not repaid, will affect Contract Value over time because we subtract the amount of the loan from the Subaccounts and Fixed Account and place this amount into the loan account as collateral. We credit a fixed interest rate of 3% per year to the loan account. During the first fourteen Policy years, we currently charge you interest at 4.5% annually, with a maximum loan interest rate of 8% per year on your loan. After the fourteenth Policy year, the maximum loan interest rate is 3%, compounded annually. As a result, the loan collateral does not participate in the investment results of the Subaccounts, nor does it receive as high an interest rate as amounts allocated to the Fixed Account. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the Subaccounts and the interest rate charged against and credited to the Fixed Account, the effect could be favorable or unfavorable.

A Policy loan affects the death benefit because a loan reduces the Death Benefit Proceeds by the amount of the outstanding loan, plus any interest you owe on Policy loans.

A Policy loan will increase the risk that the Policy will Lapse. There is a risk that if the Loan Amount, together with poor investment performance and payment of monthly insurance charges, reduces your Surrender Value (or Contract Value, in certain circumstances) to an amount that is not large enough to pay the Monthly Deduction when due, then the Policy will enter the 61-day grace period, and possibly Lapse. Adverse tax consequences could result. In addition, the tax consequences of loans after the fourteenth Policy year are uncertain. You should consult a tax adviser about such loans.

Increase in Current Fees and Expenses

Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of Premiums you pay to keep the Policy in force.

Effects of Surrender Charges

The Surrender charges under this Policy are significant during the first 14 Policy years. It is likely that you will receive no Surrender Value if you Surrender your Policy in the early Policy years. You should purchase this Policy only if you have the financial ability to keep it in force at the initial Principal Sum for a substantial period of time.

Even if you do not ask to Surrender your Policy, Surrender charges may play a role in determining whether your Policy will Lapse. If you have not paid sufficient Premiums, the Surrender Value is the measure we use to determine whether your Policy will enter a grace period, and possibly Lapse.

Portfolio Risks

A comprehensive discussion of the risks of each Portfolio may be found in each Portfolio’s prospectus. Please refer to the prospectuses for the Portfolios for more information.

There is no assurance that any of the Portfolios will achieve its stated investment objective.

Fee Table

The following tables describe the fees and charges that you will pay when buying and owning the Policy1. If the amount of a charge depends on the personal characteristics of the Insured or the Owner, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a typical Policy Owner or Insured with the characteristics listed below. These charges may not be typical of the charges you will pay since you may not be of the same age, gender, and risk class as the typical Insured.

The first table describes the fees and charges that you will pay when you pay Premiums, make cash withdrawals from the Policy, fully Surrender the Policy, transfer Cash Value among the Subaccounts and the Fixed Account, or increase the Principal Sum of the Policy.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted[2]
		Guaranteed Maximum Charge	Current Charge
Premium Charge	Upon payment of each premium	3.5% of Premiums paid	3.5% of Premiums paid
Partial Withdrawal Charge	Upon cash withdrawal	2.0% of the amount withdrawn, not to exceed $25	2.0% of the amount withdrawn, not to exceed $25
Surrender Charge[3]	Upon full Surrender of the Policy during first 14 Policy years	Per $1,000 of Premiums paid	Per $1,000 of Premiums paid
1. Deferred Sales Charge Component:

¿ Minimum Charge in Policy year 1[4]		$50 per $1,000	$50 per $1,000

¿ Maximum Charge in Policy year 1[5]		$75 per $1,000	$75 per $1,000

¿ Charge in Policy year 1 for an Insured younger than age 66 on the issue date		$75 per $1,000	$75 per $1,000

[1]	The actual charges assessed under the Policy may be somewhat higher or lower than the charges shown in the fee table because fee table charges have been rounded off in accordance with SEC regulations.
[2]

We may use rates lower than the guaranteed maximum charge. Current charges are the fees and rates currently in effect. Any change in current charges will be prospective only and will not exceed the guaranteed maximum charge.

[3]

The Surrender charge is equal to: (a) + (b), where (a) is the deferred sales charge component; and (b) is the administrative component. The deferred sales charge component of the Surrender charge is assessed on the sum of all Premiums paid under the Policy. The administrative component of the Surrender charge is based upon the Issue Age, gender and Premium Class of the Insured and number of full Policy years since the issue date. The Surrender charge for an Insured with an Issue Age 65 or younger is level for 5 Policy years, then declines each year until it reaches zero in Policy year 15. For Insureds with an Issue Age greater than 65, the charge begins to decline in the 4th Policy year. The Surrender charges shown in the table may not be typical of the charges you will pay. You can obtain more detailed information about the Surrender charges that apply to you by contacting your agent and by referring to the Surrender charge tables in this prospectus.

[4]	The minimum deferred sales charge is based on an Insured who is older than 65 at issue.
[5]	The maximum deferred sales charge is based on an Insured who is younger than 66 at issue.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted[2]
		Guaranteed Maximum Charge	Current Charge
2. Administrative Component:[6]	Upon full Surrender of the Policy, upon a decrease in Principal Sum[7], and/or upon certain partial withdrawals[8], during first 14 Policy years	Per $1,000 of Principal Sum Surrendered or decreased	Per $1,000 of Principal Sum Surrendered or decreased

¿ Minimum Charge in Policy year 1[9]		$5.32 per $1,000	$5.32 per $1,000

¿ Maximum Charge in Policy year 1[10]		$17.50 per $1,000	$17.50 per $1,000

¿ Charge during Policy years 1-5 for a Policy insuring a male, Issue Age 32, who is in a preferred or standard non-nicotine Premium Class		$5.98 per $1,000	$5.98 per $1,000
Increase in Principal Sum Charge	Upon increase in Principal Sum	$300	$1.50 per $1000 of Principal Sum increase
Transfer Charge	Upon transfer	First 12 transfers in a Policy year are free, $25 for each subsequent transfer	First 12 transfers in a Policy year are free, $25 for each subsequent transfer
Additional Annual Report Fee	Upon request for additional annual report	$5	$5
Optional Riders with Transaction Fees:[11]
Accelerated Death Benefit Rider[12]	When a benefit is paid under this rider	Charge per $1,000 of the amount of death benefit accelerated plus the actuarial discount	Charge per $1,000 of the amount of death benefit accelerated plus the actuarial discount
Accelerated Benefit Rider for Terminal Illness[13]	When a benefit is paid under this rider	$250 plus the actuarial discount	$150 plus the actuarial discount

The table below describes the fees and charges that you will pay periodically during the time you own the Policy, not including portfolio fees and expenses. Portfolio fees and expenses are additional daily charges that you will pay and they are shown in the table following this one.

[6]

The administrative component of the Surrender charge is calculated by multiplying the appropriate Surrender charge factor from the tables in Appendix B by the number of thousands of Principal Sum being Surrendered or decreased.

[7]

Only a decrease in the Principal Sum in effect on the issue date incurs a charge. If you decrease the Principal Sum that was in effect on the issue date, we will assess the administrative component of the Surrender charge on the amount of the decrease in the Principal Sum.

[8]

If the level death benefit (Option B) is in effect and you make a partial withdrawal during the first 14 Policy years, your Policy’s Principal Sum will be reduced by the amount of the withdrawal and we will assess the administrative component of the Surrender charge on this reduction.

[9]	The minimum charge is based on a female Insured younger than age 11.
[10]	The maximum charge is based on a male Insured in either the nicotine or non-nicotine standard class who is 66 or older at issue.
[11]

We are phasing out the availability of the Accelerated Death Benefit Rider, and replacing it with the Accelerated Benefit Rider for Terminal Illness (“ABR-TI”) as soon as the ABR-TI is approved for sale in a state.

[12]

Charges for the accelerated death benefit rider vary by the amount of death benefit that is accelerated. The charges shown may not be representative of the charges you will pay. You can obtain more information about these rider charges by contacting your agent.

[13]

The administrative charge for this rider varies by state. It is guaranteed to equal $150 in Texas and $0 in Mississippi and Nebraska. In addition to the administrative charge, we reduce the single sum benefit at the time of payment by an actuarial discount to compensate us for lost income due to the early payment of the death benefit.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Maximum Charge	Current Charge
Monthly Administrative Charge	Monthly on the issue date and on each Monthly Due Date	$8.00 per month	$5.00 per month
Cost of Insurance[14] (No Special Premium Class Charge or Extra Ratings)[15]	Monthly on the issue date and on each Monthly Due Date[16]	Per $1,000 of Risk Insurance Amount[17] each month	Per $1,000 of Risk Insurance Amount each month

¿ Minimum Charge[18]		$0.06 per $1,000	$0.06 per $1,000

¿ Maximum Charge[19]		$83.07 per $1,000	$41.82 per $1,000

¿ Charge for a Policy insuring a male, Issue Age 32, in the standard non-nicotine Premium Class, in Policy year 4		$0.15 per $1,000	$0.15 per $1,000
Monthly Special Premium Class Charge[20]	Monthly on the issue date and on each Monthly Due Date	Factor multiplied by Cost of Insurance Charge	Factor multiplied by Cost of Insurance Charge

¿ Minimum Charge		1	1

¿ Maximum Charge		5	5

¿ Charge for an Insured in a preferred or standard Premium Class (not in a Special Premium Class)		1	1

[14]

Cost of insurance charges are based on the Insured’s Issue Age, sex, and Premium Class, the Risk Insurance Amount and the number of months since the issue date. The cost of insurance charge rate you pay increases annually with the age of the Insured. The current cost of insurance rates generally increase significantly on the earlier of the 21st Policy year or the Insured’s age 80. The cost of insurance charges shown in the table may not be representative of the charges you will pay. Your Policy will indicate the guaranteed maximum cost of insurance charge applicable to your Policy. You can obtain more information about your cost of insurance charges by contacting your agent.

[15]

Special Premium Class charges and extra ratings are additional charges assessed on policies insuring individuals considered to have higher mortality risks based on our underwriting standards and guidelines.

[16]	The cost of insurance charge is assessed until the Insured attains age 100.
[17]

The Risk Insurance Amount equals the death benefit on a Monthly Due Date, minus the Contract Value at the end of the Business Day preceding the Monthly Due Date, plus all other charges that are due on the Monthly Due Date.

[18]	The minimum guaranteed charge is based on a female Insured, Attained Age 10. The minimum current charge is based on a female Insured, Issue Age 5 in Policy year 6.
[19]

This maximum charge is based on a male Insured, Attained Age 99, in any underwriting class who does not have any special Premium Class rating. This maximum charge will be higher for a Policy if it has a special Premium Class rating and/or a flat extra monthly charge.

[20]

If the Insured is in a special Premium Class, the cost of insurance charge will be the base rate times a special premium rating factor shown on the Policy’s specifications page. The monthly special Premium Class charge shown in the table may not be representative of any charge you may pay. If a monthly special Premium Class charge applies to your Policy, the charge will be shown on the Policy’s specifications page. You can obtain more information about the charge by contacting your agent.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Maximum Charge	Current Charge
Flat Extra Monthly Charge[21]	Monthly on the issue date and on each monthly due date	Per $1,000 of Risk Insurance Amount each month	Per $1,000 of Risk Insurance Amount each month

¿ Minimum Charge		$0 per $1,000	$0 per $1,000

¿ Maximum Charge		$1,000 per $1,000	$25.00 per $1,000

¿ Charge for an Insured in a standard Premium Class		$0 per $1,000	$0 per $1,000
Mortality and Expense Risk Charge	Daily	0.90% (on an annual basis) of daily net assets in each Subaccount in which you are invested	0.90% (on an annual basis) of daily net assets in each Subaccount in which you are invested
Loan Interest Spread[22]	At the end of each Policy year	5.0% annually of amount in the loan account during the first 14 Policy years	1.5% annually of amount in loan account during the first 14 Policy years
Optional Riders with Periodic Charges:[23]
Accidental Death Benefit Rider[23]	Monthly on the issue date and on each Monthly Due Date	Per $1,000 of rider Principal Sum	Per $1,000 of rider Principal Sum

¿ Minimum Charge[24]		$0.09 per $1,000	$0.04 per $1,000

¿ Maximum Charge[25]		$0.38 per $1,000	$0.34 per $1,000

¿ Charge for an Insured at Attained Age 36		$0.09 per $1,000	$0.06 per $1,000

[21]

A flat extra monthly charge is assessed on policies insuring individuals considered to have higher mortality risks according to our underwriting standards and guidelines. Flat extra charges usually apply to Insureds in hazardous occupations, to Insureds who participate in hazardous avocations, such as aviation, and to Insureds with certain physical impairments. Any flat extra charge will be shown on the Policy’s specifications page. The flat extra monthly charge shown in the table may not be representative of any charge you may pay. You can obtain more information about the charge by contacting your agent.

[22]

During the first 14 Policy years, the loan interest spread is the difference between the amount of interest we charge you for a loan (currently 4.5%, guaranteed not to exceed 8.00%, compounded annually) and the amount of interest we credit to the amount in your loan account (currently 3%, guaranteed to be no lower than 3%, annually). After the 14th Policy year, the maximum loan interest rate we charge and the minimum loan interest we credit is 3%, compounded annually, so that the loan interest spread is 0%.

[23]

Charges for the Accidental Death Benefit rider, the Monthly Disability Benefit rider, and Disability Waiver rider vary with the age of the Insured. Charges for the Additional Insured Term rider are based on the Additional Insured’s age, sex and Premium Class and generally increase annually with the age of the Additional Insured. The rider charges shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about these rider charges by contacting your agent.

[24]	The minimum charge is based on any Insured at Attained Age 13.
[25]

The maximum charge is based on an Insured at Attained Age 69 whose occupation and/or avocations at issue lead the Company to believe the Insured’s risk of accidental death is roughly double that of a typical Insured.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Maximum Charge	Current Charge
Monthly Disability Benefit Rider[23,26]	Monthly on issue date and on each month due date	Charge assessed each month per $100 of monthly benefit	Charge assessed each month per $100 of monthly benefit

¿ Minimum Charge[27]		$6 per month per $100 of monthly benefit	$4 per month per $100 of monthly benefit

¿ Maximum Charge[28]		$40 per month per $100 of monthly benefit	$30 per month per $100 of monthly benefit

¿ Charge at the Insured’s Attained Age 35		$7 per month per $100 of monthly benefit	$4.50 per month per $100 of monthly benefit
Disability Waiver Rider[23,26]	Monthly on the issue date and on each Monthly Due Date	Charge assessed as a percentage of all other monthly charges	Charge assessed as a percentage of all other monthly charges

¿ Minimum Charge[27]		6%	4%

¿ Maximum Charge[28]		40%	30%

¿ Charge at the Insured’s Attained Age 34		7%	4.5%
Children’s Term Rider	Monthly on issue date and on each Monthly Due Date	$0.87 per $1,000 of Children’s Term Rider amount	$0.78 per $1,000 of Children’s Term Rider amount
Additional Insured Term Rider[23]	Monthly on issue date and on each Monthly Due Date	Per $1,000 of Additional Insured Term Rider amount	Per $1,000 of Additional Insured Term Rider amount

¿ Minimum Charge[29]		$0.09 per $1,000	$0.09 per $1,000

¿ Maximum Charge[30]		$4.35 per $1,000	$4.10 per $1,000

¿ Charge for a rider where the Additional Insured is a female, Issue Age 31, in the preferred non-nicotine Premium Class, in Policy year 8		$0.16 per $1,000	$0.11 per $1,000

[26]

The Monthly Disability Benefit rider charge and the disability waiver rider charge depend on the Insured’s Attained Age and generally increase as the Insured ages. The rider charges shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about these rider charges by contacting your agent.

[27]	The minimum charge is for an Insured at Attained Age 21.
[28]

The maximum charge is for an Insured at Attained Age 56 or older whose medical condition, occupation or avocations at issue lead the Company to believe the Insured’s risk of disability is roughly double that of a typical Insured.

[29]	The minimum charge is for an additional Insured in the female preferred non-nicotine class, Issue Age 21, in the first Policy year.
[30]

The maximum charge is at Attained Age 69 for a male smoker additional Insured whose rider was issued at his age 45 or younger. This maximum charge will be higher for a Policy with special Premium Class ratings and/or flat extra monthly charges.

The following table shows the range of Portfolio fees and expenses for the fiscal year ended December 31, 2013. Expenses of the Portfolios may be higher or lower in the future. You can obtain more detailed information concerning each Portfolio’s fees and expenses in the prospectus for each Portfolio.

Range of Annual Operating Expenses for the Portfolios1

	Lowest	Highest
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from Portfolio assets, including management fees, 12b-1 fees, and other expenses)	0.20%	1.60%

[1]

The Portfolio expenses used to prepare this table were provided to Farmers by the Fund(s). Farmers has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2013. Current or future expenses may be greater or less than those shown.

Redemption Fees

A Portfolio may assess a redemption fee of up to 2% on Subaccount assets that are redeemed out of the Portfolio in connection with a withdrawal or transfer. Each Portfolio determines the amount of the redemption fee and when the fee is imposed. The redemption fee will reduce your Contract Value. For more information, see the Portfolio prospectus.

Distribution Costs

For information concerning the compensation paid for the sale of the Policies, see “Distribution of the Policies.”

Personalized Illustrations

Your Policy can Lapse before maturity, depending on the Premiums you pay and the investment results of the Subaccounts in which you invest your Contract Value. Your agent can provide you with personalized illustrations that can show how many years your Policy would stay in force under various premium and hypothetical investment scenarios. You should request personalized illustrations from your agent to help you decide what level of premium payments to pay in your particular circumstances.

Farmers New World Life Insurance Company and the Fixed Account

Farmers New World Life Insurance Company

Farmers New World Life Insurance Company (“Farmers”) is located at 3003—77th Avenue, S.E., Mercer Island, Washington 98040. We are obligated to pay all benefits under the Policy.

The Fixed Account

You may allocate some or all of your premium payments and transfer some or all of your Contract Value to the Fixed Account. The Fixed Account offers a guarantee of principal accumulating at a specified rate of interest that will be reduced by deductions for fees and expenses. The Fixed Account is part of Farmers’ General Account. We use our general assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. Subject to applicable law, Farmers has sole discretion over investment of the Fixed Account’s assets. Farmers bears the full investment risk for all amounts contributed to the Fixed Account. Farmers guarantees that the amounts allocated to the Fixed Account will be credited interest daily at an annual net effective interest rate of at least 3%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. All assets in the General Account are subject to our general liabilities from business operations. The Fixed Account may not be available in all states.

Money you place in the Fixed Account will earn interest that is compounded annually and accrues daily at the current interest rate in effect at the time of your allocation. We intend to credit the Fixed Account with interest at current rates in excess of the minimum guaranteed rate of 3%, but we are not obligated to do so. We have no specific formula for determining current interest rates.

The Fixed Account Value will not share in the investment performance of our General Account. Because we, in our sole discretion, anticipate changing the current interest rate from time to time, different allocations you make to the Fixed Account will be credited with different current interest rates. You assume the risk that interest credited to amounts in the Fixed Account may not exceed the minimum 3% guaranteed rate.

We reserve the right to change the method of crediting interest from time to time, provided that such changes do not reduce the guaranteed rate of interest below 3% per year or shorten the period for which the interest rate applies to less than one year (except for the year in which such amount is received or transferred).

We currently allocate amounts from the Fixed Account for partial withdrawals, transfers to the Subaccounts, or charges for the Monthly Deduction on a last in, first out basis (“LIFO”) for the purpose of crediting interest.

The Fixed Account is not registered with the Securities and Exchange Commission (“SEC”). The disclosures included in this prospectus about the Fixed Account are for your information and have not been reviewed by the staff of the SEC. However, Fixed Account disclosure may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus.

The Variable Account and the Portfolios

The Variable Account

Farmers established the Variable Account as a separate investment account under the law of the State of Washington on April 6, 1999. Farmers owns the assets in the Variable Account. Farmers may use the Variable Account to support other variable life insurance policies Farmers issues. The Variable Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and qualifies as a “separate account” within the meaning of the Federal securities laws.

The Variable Account is divided into Subaccounts, each of which invests in shares of one Portfolio of a Fund.

Income, gains, and losses credited to, or charged against, a Subaccount of the Variable Account reflect the Subaccount’s own investment experience and not the investment experience of our other assets. The Variable Account’s assets may not be used to pay any of our liabilities other than those arising from the Policies and other variable life insurance policies we issue. If the Variable Account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our General Account.

Changes to the Variable Account. We reserve the right in our sole discretion, and subject to applicable law, to add, close, remove, or combine one or more Subaccounts, combine the Variable Account with one or more other separate accounts, or operate the Variable Account as a different kind of investment company. Subject to obtaining any approvals or consents required by law, the assets of one or more Subaccounts may also be transferred to any other Subaccount if, in our sole discretion, conditions warrant. In addition, we reserve the right to modify the provisions of the Policy to reflect changes to the Subaccounts and the Variable Account and to comply with applicable law. Some of these future changes may be the result of changes in applicable laws or interpretation of the law.

The Portfolios

Each Subaccount of the Variable Account invests exclusively in shares of a designated Portfolio of a Fund. Shares of each Portfolio are purchased and redeemed at net asset value, without a sales charge. Any dividends and distributions from a Portfolio are reinvested at net asset value in shares of that Portfolio. Each Fund available under the Policy is registered with the SEC under the 1940 Act as an open-end, management investment company. Such registration does not involve supervision of the management or investment practices or policies of the Funds by the SEC.

The assets of each Portfolio are separate from the assets of any other Portfolio, and each Portfolio has separate investment objectives and policies. As a result, each Portfolio operates as a separate investment Portfolio and the income or loss of one Portfolio has no effect on the investment performance of any other Portfolio.

Each of the Portfolios is managed by an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. Each investment adviser is responsible for the selection of the investments of the Portfolio. These investments must be consistent with the investment objective, policies and restrictions of that Portfolio.

Some of the Portfolios have been established by investment advisers that manage retail mutual Funds sold directly to the public having similar names and investment objectives to the Portfolios available under the Policy.

While some of the Portfolios may be similar to, and may in fact be modeled after, publicly traded mutual Funds, you should understand that the Portfolios are not otherwise directly related to any publicly traded mutual Fund.

Consequently, the investment performance of publicly traded mutual Funds and any similarly named Portfolio may differ substantially from the Portfolios available through this Policy.

An investment in a Subaccount, or in any Portfolio, including the DWS Money Market VIP, is not Insured or guaranteed by the U.S. Government and there can be no assurance that the DWS Money Market VIP will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to insurance charges, the yields on the money market Subaccount may become extremely low and possibly negative.

Subaccounts Closed to New Investors

Three Subaccounts, which invest in the following Portfolios, are closed to new investors:

Portfolio	Fund	Effective Date
VP SRI Mid Cap Growth Portfolio	Calvert Variable Series, Inc.	September 1, 2008
Goldman Sachs Strategic Growth Fund	Goldman Sachs Variable Insurance Trust	September 1, 2008
Goldman Sachs Mid Cap Value Fund	Goldman Sachs Variable Insurance Trust	May 1, 2006

If you purchased your Contract before the effective date shown in the table above, and had Contract Value allocated to an affected Subaccount on the effective date, you may:

(1)	remain invested in the affected Subaccount;
(2)	continue to allocate new premium to the affected Subaccount; and
(3)	transfer into and out of the affected Subaccount.

However, if and when you fully transfer out of an affected Subaccount, you will not be permitted to allocate new premium to that Subaccount or to transfer Contract Value into or out of that Subaccount.

Investment Objectives of the Portfolios

The following table summarizes each Portfolio’s investment objective(s) and policies. There is no assurance that any of the Portfolios will achieve its stated objective(s). You can find more detailed information about the Portfolios, including a description of the risks, conditions of investing, and fees and expenses of each Portfolio in the prospectuses for the Portfolios that are attached to this prospectus. You should read the prospectuses carefully.

Portfolio	Investment Objective and Investment Advisor
Calvert VP SRI Mid Cap Growth Portfolio [1]	Seeks long-term capital appreciation by investing primarily in a non-diversified Portfolio of equity securities of mid-sized companies that are undervalued but demonstrate a potential for growth and that meet the Portfolio’s investment criteria, including financial, sustainability and social responsibility factors. The investment advisor is Calvert Investment Management, Inc. The sub-advisor is New Amsterdam Partners LLC.
Dreyfus VIF Opportunistic Small Cap Portfolio (Service Class Shares)	Seeks capital growth. Investment advisor is The Dreyfus Corporation.
Dreyfus VIF Quality Bond Portfolio (Service Class Shares)	Seeks to maximize total return, consisting of capital appreciation and current income. Investment adviser is The Dreyfus Corporation.
DWS Bond VIP (Class A Shares)	The fund seeks to maximize total return consistent with preservation of capital and prudent investment management, by investing for both current income and capital appreciation. Under normal circumstances, the fund invests in at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of any maturity. Deutsche Investment Management Americas, Inc. is the investment advisor for the fund.

Portfolio	Investment Objective and Investment Advisor
DWS Large Cap Value VIP (Class A Shares)	The fund seeks to achieve a high rate of total return. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities of large US companies that are similar in size to the companies in the Russell 1000® Value Index and that portfolio management believes are undervalued. Although the fund can invest in stocks of any economic sector (which is comprised of two or more industries), at times it may emphasize certain sectors, even investing more than 25% of total assets in any one sector. The fund may invest up to 20% of total assets in foreign securities. Deutsche Investment Management Americas, Inc. is the investment advisor for the fund.
DWS Global Small Cap VIP (formerly DWS Global Small Cap Growth VIP) (Class A Shares) [6]	The fund seeks above-average capital appreciation over the long term. The fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of small and mid-cap companies throughout the world (companies with market values similar to the smallest 30% of the aggregate market capitalization of the S&P Developed Broad Market Index). Deutsche Investment Management Americas, Inc. is the investment advisor for the fund.
DWS Government & Agency Securities VIP (Class A Shares)	The fund seeks high current income consistent with preservation of capital. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in US government securities and repurchase agreements of US government securities. The fund normally invests all of its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities, except the fund may invest up to 10% of its net assets in cash equivalents, such as money market funds, and short-term bond funds. These securities may not be issued or guaranteed by the US government, its agencies or instrumentalities. Deutsche Investment Management Americas, Inc. is the investment advisor for the fund.
DWS Core Equity VIP (Class A Shares)	The fund seeks long-term growth of capital, current income and growth of income. Under normal circumstances, the fund invests at least 80% of total assets, determined at the time of purchase, in equities, mainly common stocks. Although the fund can invest in companies of any size and from any country, it invests primarily in large US companies. Portfolio management may favor securities from different industries and companies at different times. Deutsche Investment Management Americas, Inc. is the investment advisor for the fund.
DWS High Income VIP (Class A Shares)	The fund seeks to provide a high level of current income. Under normal circumstances, the Fund generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category (that is, grade BB/Ba and below). The fund may invest up to 50% of total assets in bonds denominated in US dollars or foreign currencies from foreign issuers. Deutsche Investment Management Americas, Inc. is the investment advisor for the fund.
DWS International VIP (Class A Shares)	The fund seeks long-term growth of capital. Although the fund can invest in companies of any size and from any country, it invests mainly in common stocks of established companies in countries with developed economies (other than the United States). Deutsche Investment Management Americas, Inc. is the investment advisor for the fund.
DWS Money Market VIP (Class A Shares)	The fund seeks maximum current income to the extent consistent with stability of principal. The fund pursues its objective by investing in high quality, short-term securities, as well as repurchase agreements that are backed by high-quality short-term securities. Deutsche Investment Management Americas, Inc. is the investment advisor for the fund.

Portfolio	Investment Objective and Investment Advisor
DWS Small Mid Cap Growth VIP (Class A Shares)	The fund seeks long-term capital appreciation. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities of small and mid-sized US companies. The fund defines small companies as those that are similar in market capitalization to those in the Russell 2000® Growth Index. The fund defines mid-sized companies as those that are similar in market capitalization to those in the Russell Midcap® Growth Index. The fund invests primarily in common stocks but may invest in other types of equity securities such as preferred stocks or convertible securities. While the fund invests mainly in US stocks, it could invest up to 20% of total assets in foreign securities. The fund may invest in initial public offerings. Deutsche Investment Management Americas, Inc. is the investment advisor for the fund.
Fidelity VIP Growth Portfolio (Service Class Shares)	The Fund seeks to achieve capital appreciation. FMR is the Fund’s manager. FMR, Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the Fund.
Fidelity VIP Index 500 Portfolio (Service Class Shares)	The Fund seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S & P500® Index. Fidelity Management & Research Company (FMR) is the Fund’s manager. Geode Capital Management, LLC (Geode®) and FMR Co., Inc. (FMRC) serve as sub-advisers for the Fund.
Fidelity VIP Mid Cap Portfolio (Service Class Shares)	The Fund seeks long-term growth of capital. Fidelity Management & Research Company (FMR) is the Fund’s manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the Fund.
Franklin Small Cap Value VIP Fund (formerly Franklin Small Cap Value Securities Fund) (Class 2 Shares) [2]	The Fund seeks long-term total return. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small capitalization companies. Investment advisor is Franklin Advisory Services, LLC.
Franklin Small-Mid Cap Growth VIP Fund (formerly Franklin Small-Mid Cap Growth Securities Fund) (Class 2 Shares) [3]	Seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small capitalization and mid-capitalization companies. The investment adviser is Franklin Advisers, Inc.
Goldman Sachs Strategic Growth Fund (Institutional Class Shares)	Seeks long-term growth of capital. Investment adviser is Goldman Sachs Asset Management, L.P.
Goldman Sachs Mid Cap Value Fund (Institutional Class Shares) [1]	Seeks long-term capital appreciation. Investment adviser is Goldman Sachs Asset Management, L.P.
Goldman Sachs Small Cap Equity Insights Fund (formerly the Goldman Sachs Structured Small Cap Equity Fund) (Institutional Class Shares) [4]	Seeks long-term growth of capital. Investment adviser is Goldman Sachs Asset Management, L.P.
Janus Aspen Balanced Portfolio (Service Shares)	Seeks long-term capital growth, consistent with preservation of capital and balanced by current income. Investment adviser is Janus Capital Management LLC.
Janus Aspen Forty Portfolio (Institutional Shares)	Seeks long-term growth of capital. Investment adviser is Janus Capital Management LLC.
Janus Aspen Enterprise Portfolio (Service Shares)	Seeks long-term growth of capital. Investment adviser is Janus Capital Management LLC.
PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) (Administrative Class Shares)	Seeks maximum total return, consistent with preservation of capital and prudent investment management. Investment adviser is Pacific Investment Management Company LLC.

Portfolio	Investment Objective and Investment Advisor
PIMCO VIT Low Duration Portfolio (Administrative Class Shares)	Seeks maximum total return, consistent with preservation of capital and prudent investment management. Investment adviser is Pacific Investment Management Company LLC.
PVC Equity Income Account (Class 2 Shares)	Seeks to provide a relatively high level of current income and long-term growth of income and capital. The investment advisor is Principal Management Corporation and the sub-advisor is Edge Asset Management, Inc.
PVC MidCap Account (Class 2 Shares)	Seeks to provide long-term growth of capital. The investment advisor is Principal Management Corporation and the sub-advisor is Principal Global Investors, LLC.
PVC SAM Balanced Portfolio (Class 2 Shares)	Seeks to provide as high a level of total return (consisting of reinvestment income and capital appreciation), consistent with reasonable risk. The investment advisor is Principal Management Corporation and the sub-advisor is Edge Asset Management, Inc.
PVC SAM Conservative Balanced Portfolio (Class 2 Shares)	Seeks to provide a high level of total return (consisting of reinvestment of income and capital appreciation), consistent with a moderate degree of principal risk. The investment advisor is Principal Management Corporation and the sub-advisor is Edge Asset Management, Inc.
PVC SAM Conservative Growth Portfolio (Class 2 Shares)	Seeks to provide long-term capital appreciation. The investment advisor is Principal Management Corporation and the sub-advisor is Edge Asset Management, Inc.
PVC SAM Flexible Income Portfolio (Class 2 Shares)	Seeks to provide a high level of total return (consisting of reinvestment of income with some capital appreciation). The investment advisor is Principal Management Corporation and the sub-advisor is Edge Asset Management, Inc.
PVC SAM Strategic Growth Portfolio (Class 2 Shares)	Seeks to provide long-term capital appreciation. The investment advisor is Principal Management Corporation and the sub-advisor is Edge Asset Management, Inc.
PVC SmallCap Growth Account II (Class 2 Shares)	Seeks long-term growth of capital. The investment adviser is Principal Management Corporation and the sub-advisor is: Emerald Advisers, Inc.
PVC Capital Appreciation Account (Class 2 Shares)	Seeks to provide long-term growth of capital. The investment advisor is Principal Management Corporation and the sub-advisor is Edge Asset Management, Inc.
Templeton Developing Markets VIP Fund (formerly Templeton Developing Markets Securities Fund) (Class 2 Shares) [5]	Seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in emerging market investments. Investment advisor is Templeton Asset Management, LTD.
The Dreyfus Socially Responsible Growth Fund, Inc. (Service Class Shares)	Seeks to provide capital growth, with current income as a secondary goal. Investment adviser is The Dreyfus Corporation.

[1]	The Subaccount that invests in this Portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors.”
[2]	Effective April 30, 2014, Franklin Small Cap Value Securities Fund changed its name to Franklin Small Cap Value VIP Fund.
[3]	Effective April 30, 2014, Franklin Small-Mid Cap Growth Securities Fund changed its name to Franklin Small-Mid Cap Growth VIP Fund.
[4]	Effective April 30, 2014, the Goldman Sachs Structured Small Cap Equity Fund changed its name to the Goldman Sachs Small Cap Equity Insights Fund.
[5]	Effective April 30, 2014, Templeton Developing Markets Securities Fund changed its name to Templeton Developing Markets VIP fund.
[6]	Effective May 1, 2014, DWS Global Small Cap Growth VIP Fund changed its name to DWS Global Small Cap VIP Fund.

In addition to the Variable Account, the Funds may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies as well as to qualified plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Funds simultaneously. Although neither Farmers nor the mutual Funds currently foresee any such disadvantages, either to variable life insurance policy Owners or to variable annuity contract Owners, each Fund’s Board of Directors (Trustees) will monitor events in order to identify any material conflicts between the interests of such variable life insurance policy Owners and variable annuity contract Owners, and will determine what action, if any, it should take. Such action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in Federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance Policy Owners and those given by variable annuity contract Owners.

If a Fund’s Board of Directors (or Trustees) were to conclude that separate Funds should be established for variable life insurance and variable annuity separate accounts, Farmers will bear the attendant expenses, but variable life insurance Policy Owners and variable annuity contract Owners would no longer have the economies of scale resulting from a larger combined Fund.

Please read the attached prospectuses for the Portfolios to obtain more complete information regarding the Portfolios.

Selection of the Portfolios

The Portfolios offered through the Policies are selected by Farmers, and Farmers may consider various factors, including, but not limited to asset class coverage, the strength of the investment adviser’s (and/or sub-adviser’s) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. We also consider whether the Portfolio or one of its service providers (e.g., the investment adviser) will make payments to us in connection with certain administrative, marketing, and support services, or whether the Portfolios adviser was an affiliate. We review the Portfolios periodically and may remove a Portfolio, or limit its availability to new Premiums and/or transfers of Contract Value if we determine that a Portfolio no longer satisfies one or more of the selection criteria and/or if the Portfolio has not attracted significant allocations from Policy Owners.

You are responsible for choosing to invest in the Portfolios and the amounts allocated to each that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since you bear the investment risk of investing in the Subaccounts, you should carefully consider any decisions regarding allocations of premium and Contract Value to each Subaccount.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the Portfolios that is available to you, including each Portfolio’s prospectus, statement of additional information, and annual and semi-annual reports. Other sources such as the Portfolio’s website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a Portfolio. After you select Subaccounts in which to allocate premium or Contract Value, you should monitor and periodically re-evaluate your investment allocations to determine if they are still appropriate.

You bear the risk of any decline in the Contract Value of your Policy resulting from the performance of the Subaccounts you have chosen.

We do not provide investment advice and we do not recommend or endorse any of the particular Portfolios available as investment options in the Policy.

Revenue We Receive From the Portfolios and/or Their Service Providers. We (and our affiliates) may directly or indirectly receive payments from the Portfolios and/or their service providers (investment advisers, administrators, and/or distributors), in connection with certain administrative, marketing and other services we (and our affiliates) provide and expenses we incur. We (and/or our affiliates) generally receive three types of payments:

•

Rule 12b-1 Fees. We and/or our affiliate, Farmers Financial Solutions, LLC (“FFS”), the principal underwriter and distributor for the Policies, receive some or all of the 12b-1 fees from the Portfolios that charge a 12b-1 fee. See the prospectuses of the Portfolios for more information. The 12b-1 fees we and/or FFS receive are calculated as a percentage of the average daily net assets of the Portfolios owned by the Subaccounts available under this Policy and certain other variable insurance products that we issue.

•

Administrative, Marketing and Support Service Fees (“Support Fees”). We and/or FFS may receive compensation from some of the Portfolios’ service providers for administrative and other services we perform relating to Variable Account operations that might otherwise have been provided by the Portfolios. The amount of this compensation is based on a percentage of the average assets of the particular Portfolios attributable to the Policy and to certain other variable insurance products that we issue. These percentages currently range from 0.10% to 0.25% and may be significant. Some service providers may pay us more than others.

The chart below provides the current maximum combined percentages of 12b-1 fees and Support Fees that we anticipate will be paid to us and/or FFS on an annual basis:

Incoming Payments to Farmers and/or FFS
From the following Funds and their Service Providers:	Maximum % of assets*	From the following Funds and their Service Providers:	Maximum % of assets*
Dreyfus	0.25%	Janus	0.25%
DWS	0.25%	PIMCO	0.15%
Fidelity	0.25%	Principal	0.25%
Franklin Templeton	0.25%
*	Payments are based on a percentage of the average assets of each underlying Portfolio owned by the Subaccounts available under this Policy and under certain other variable insurance products offered by us.

•

Other payments. We and/or FFS also may directly or indirectly receive additional amounts or different percentages of assets under management from some of the Portfolio’s service providers with regard to the variable insurance products we issue. These payments may be derived, in whole or in part, from the advisory fees deducted from assets of the Portfolios. Policy Owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees. Certain investment advisers or their affiliates may provide us and/or FFS with wholesaling services to assist us in the distribution of the Policy, may pay us and/or FFS amounts to participate in sales meetings or may reimburse our sales costs, and may provide us and/or FFS with occasional gifts, meals, tickets, or other compensation or reimbursement. The amounts in the aggregate may be significant and may provide the investment adviser (or other affiliates) with increased access to us and FFS.

Proceeds from these payments made by the Portfolios, investment advisers, and/or their affiliates may be used for any corporate purpose, including payment of expenses that we and FFS incur in promoting, issuing, distributing, and administering the Policies, and that we incur, in our role as intermediary, in marketing and administering the underlying Portfolios. We and our affiliates may profit from these payments.

For further details about the compensation payments we make in connection with the sale of the Policies, see the “Distribution of the Policies” section.

Availability of the Portfolios

We do not guarantee that each Portfolio will always be available for investment through the Policies.

We reserve the right, subject to applicable law, to add new Portfolios or classes of Portfolio shares, remove or close existing Portfolios or classes of Portfolio shares, or substitute Portfolio shares held by any Subaccount for shares of a different Portfolio. New or substitute Portfolios or classes of Portfolio shares may have different fees and expenses and their availability may be limited to certain classes of purchasers. If the shares of a Portfolio are no longer available for investment or if, in our judgment, further investment in any Portfolio should become inappropriate, we may redeem the shares of that Portfolio and substitute shares of another Portfolio. We will not add, remove or substitute any shares without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law.

Your Right to Vote Portfolio Shares

Even though we are the legal Owner of the Portfolio shares held in the Subaccounts, and have the right to vote on all matters submitted to shareholders of the Portfolios, we will vote our shares only as you and other Policy Owners instruct, so long as such action is required by law.

Before a vote of a Portfolio’s shareholders occurs, you will receive voting materials from us. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of Portfolio shares that corresponds to the amount of Contract Value you have in that Portfolio (as of a date set by the Portfolio). When we solicit your vote, the number of votes you have will be calculated separately for each Subaccount in which you have an investment.

If we do not receive voting instructions on time from some Owners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should Federal securities laws, regulations and interpretations change, we may elect to vote Portfolio shares in our own right. If required by state insurance officials, or if permitted under Federal regulation, we may disregard certain Owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to Policy Owners advising you of the action and the reasons we took such action.

The Policy

Purchasing a Policy

Please note that we are no longer offering the Policies for sale. This “Purchasing a Policy” section is included in the prospectus for your information.

To purchase a Policy, you must send the application and, in most cases, an Initial Premium, to us through any licensed Farmers insurance agent who is also a registered representative of a broker-dealer having a selling agreement with the principal underwriter that offers the Policy, Farmers Financial Solutions, LLC.

There may be delays in our receipt and processing of applications and premium payments that are outside of our control (for example, because of the failure of a registered representative to forward the application to us or our Service Center promptly, or because of delays in determining whether the Policy is suitable for you). Any such delays will affect when your Policy can be issued and your premium is allocated among the investment choices you have selected.

Acceptance of an application is subject to our insurance underwriting. We use different underwriting standards in relation to the Policy. We can provide you with details as to these underwriting standards when you apply for a Policy. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an application for any reason permitted by law.

We reserve the right to decline an application for any reasons subject to the requirements imposed by law in the jurisdiction where the requested insurance Policy was to be issued and delivered. If the application is declined or canceled, the full amount paid with the application will be refunded.

We determine the minimum Principal Sum (death benefit) for a Policy based on the Attained Age of the Insured when we issue the Policy. The minimum Principal Sum for the preferred Premium Class is $150,000, and $50,000 for all others. The maximum Issue Age for Insureds in the preferred underwriting class is age 75, and for all other Premium Classes is age 80. We base the minimum Initial Premium for your Policy on a number of factors including the age, sex and Premium Class of the Insured and the amount of the Principal Sum. We currently require a minimum Initial Premium as shown on your Policy’s specifications page.

Tax-Free “Section 1035” Exchanges

You can generally exchange one life insurance policy for another in a “tax-free exchange” under Section 1035 of the Tax Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a Surrender charge on your old policy. There will be a new Surrender charge period for this Policy and other charges may be higher (or lower) and the benefits may be different. This Policy will have new suicide and incontestability periods, during which benefits may be denied in certain circumstances. Your old policy’s suicide and incontestability periods may have expired. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

When Insurance Coverage Takes Effect

Temporary Insurance Coverage. If the primary proposed Insured meets our eligibility requirements for temporary insurance coverage, then we will provide the primary proposed Insured and children to be covered under a Children’s Insurance Rider with temporary insurance coverage in the amount applied for (excluding Accidental Death Benefit) or $50,000, whichever is less. The conditions and eligibility requirements for temporary insurance coverage are detailed in the Temporary Insurance Agreement included with the Policy application.

Temporary insurance coverage terminates automatically, and without notice, on the earliest of:

•	The date full insurance coverage becomes effective;
•

The date the proposed Insured receives notice that their application has been declined, and in no event later than 12:01 a.m. Pacific Time of the fifth day after Farmers has mailed a letter giving such notice; or

•	The date the proposed Insured or the Owner signs a request to cancel the application or rejects the Policy.

Full Insurance Coverage. If we issue the Policy as applied for, full insurance coverage under the Policy will take effect on the issue date, provided sufficient payment has been received. If we issue a Policy other than as applied for, full insurance coverage will take effect either upon the completion of all underwriting and Owner payment for and acceptance of the Policy, or on the issue date, whichever is later. The issue date will be printed in the Policy and may be several days later than when the Policy is delivered to you. Full insurance coverage will not begin before the issue date printed in the Policy, if issued.

Generally, we will issue the Policy if we determine that the Insured meets our underwriting requirements and we accept the original application. On the issue date, we will allocate your premium (multiplied by the Percent of Premium Factor) to the Fixed Account until the Reallocation Date, and we will begin to deduct Monthly Deductions from your Contract Value. See “Allocating Premiums.”

Backdating. We may sometimes backdate a Policy, if you request, by assigning an issue date earlier than the Record Date so that you can obtain lower cost of insurance rates, based on a younger insurance age. We will not backdate a Policy earlier than the date the application is signed. Backdating may result in higher Surrender charges if the Deferred Sales Charge or Administrative Components are based on certain lower age brackets. (See “Surrender Charge.”) For a backdated Policy, Monthly Deductions, including cost of insurance charges, will begin on the backdated issue date. You will therefore incur charges for the period between the issue date and the Record Date as though full insurance coverage is in effect during this period, even though full coverage does not in fact begin until the Record Date (or a few days prior to the Record Date in some cases).

Cancelling a Policy (Right-to-Examine Period)

You may cancel a Policy during the “Right-to-Examine Period” by returning it to our Home Office. In most states, the Right-to-Examine Period expires 10 days after you receive the Policy. This period will be longer if required by state law. If you decide to cancel the Policy during the Right-to-Examine Period, we will treat the Policy as if we never issued it. Within seven calendar days after we receive the returned Policy, we will refund an amount equal to the greater of Contract Value at the end of the Valuation Date on which we receive the returned Policy at our Home Office or the sum of all Premiums paid for the Policy.

Policies Sold in California. If you purchase your Policy in California, and are 60 years of age or older at the time, the Right-to-Examine Period lasts for 30 days from the date you receive the Policy. You may cancel the Policy at any time during the Right-to-Examine Period by returning it to our Home Office at Mercer Island, Washington or to the agent who sold you the Policy.

During the 30-day Right-to-Examine Period (plus 10 days), we will place your premium in the Fixed Account, unless you specifically direct that we allocate your premium to the Subaccounts and Fixed Account you selected on the application. We will credit your premium(s) placed in the Fixed Account with interest at the current Fixed Account interest rate. If your premium is placed solely in the Fixed Account, we will refund to you all Premiums and Policy fees you paid as of the business day on which we receive your cancelled Policy at our Home Office (or your agent received your cancelled Policy, if earlier).

If you have directed that your premium be invested in the Subaccounts, rather than the Fixed Account, during the Right-to-Examine Period, we will refund you only the Contract Value. The Contract Value refunded will be as of the business day we receive your cancelled Policy at our Home Office (or your agent received your cancelled Policy, if earlier). Any amounts refunded will reflect the investment performance of the Subaccounts you selected, and the fees and charges that we deduct. You bear the risk that a refund of your Contract Value could be less than the premium you paid for this Policy. If you decide to cancel this Policy after the Right-to-Examine Period has expired, we will impose a Surrender charge on the transaction.

State Variations

This prospectus provides you with important information about Farmers Variable Life. However, we will also issue you a Policy, which is a separate document from this prospectus. There may be differences between the description of the Policy contained in this prospectus and the Policy issued to you due to differences in state law. Please consult your Policy (and the endorsements and riders attached to your Policy) for the provisions that apply in your state. If you would like an additional copy of your Policy and its endorsements and riders, if any, contact our Service Center.

Other Policies

We offer other life insurance policies that have different investment options, death benefits, policy features and policy charges from this Policy. For more information about the other policies, please contact our Service Center or your agent.

Ownership Rights

The Policy belongs to the Owner named in the application. The Owner may exercise all of the Ownership rights and options described in the Policy. The Insured is the Owner unless the application specifies a different person as the Owner. If the Owner dies before the Insured and no successor Owner is named, then ownership of the Policy will pass to the Insured. The Owner may designate the Beneficiary (the person to receive the death benefit when the Insured dies) in the application.

Changing the Owner	• You may change the Owner by providing a written request to us at any time while the Insured is alive.
• The change takes effect on the date that the written request is signed.
• We are not liable for any actions we may have taken before we received the written request.
• Changing the Owner does not automatically change the Beneficiary.
Changing the Owner may have tax consequences. You should consult a tax adviser before changing the Owner.

Selecting and Changing the Beneficiary	• If you designate more than one beneficiary, then each beneficiary shares equally in any Death Benefit Proceeds unless the Beneficiary designation states otherwise.
• If the Beneficiary dies before the Insured, then any contingent beneficiary becomes the Beneficiary.
• If both the Beneficiary and contingent Beneficiary die before the Insured, then we will pay the death benefit to the Owner or the Owner’s estate once the Insured dies.

•     You can request a delay clause that provides that if the Beneficiary dies within a specified number of days (maximum 180 days) following the Insured’s death, then the Death Benefit Proceeds will be paid as if the Beneficiary had died first.

• You can change the Beneficiary by providing us with a written request while the Insured is living.
• The change in Beneficiary is effective as of the date you sign the written request.
• We are not liable for any actions we may have taken before we received the written request.

Assigning the Policy	• You may assign Policy rights while the Insured is alive.
• The Owner retains any ownership rights that are not assigned.
• The assignee may not change the Owner or the Beneficiary, and may not elect or change an optional method of payment. We will pay any amount payable to the assignee in a lump sum.
• Claims under any assignment are subject to proof of interest and the extent of the assignment.
• We are not:
• bound by any assignment unless we receive a Written Notice of the assignment.
• responsible for the validity of any assignment.
• liable for any payment we made before we received Written Notice of the assignment.
Assigning the Policy may have tax consequences. See “Federal Tax Considerations.”

Modifying the Policy

Only one of our officers may modify the Policy or waive any of our rights or requirements under the Policy. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in this Policy.

Upon notice to you, we may modify the Policy to:

•

conform the Policy, our operations, or the Variable Account’s operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, our company or the Variable Account is subject;

•	assure continued qualification of the Policy as a life insurance contract under the Federal tax laws; or
•	reflect a change in the Variable Account’s operations.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, we will amend the provision to conform with such laws.

Policy Termination

Your Policy will terminate on the earliest of:

•	the Maturity Date (Insured’s Attained Age 110);
•	the date the Insured dies;
•	the end of the grace period without a sufficient payment; or
•	the date you Surrender the Policy.

Premiums

Premium Flexibility

You have flexibility to determine the frequency and the amount of the Premiums you pay. You do not have to pay Premiums according to any schedule. However, you greatly increase your risk of Lapse if you do not regularly pay Premiums at least as large as the current minimum premium. Paying the minimum Premiums for the Policy will not necessarily keep your Policy in force. It is likely that additional Premiums will be necessary to keep the Policy in force until maturity.

Before the issue date of the Policy (or if premium is paid on delivery of the Policy, before the Record Date), we will require you to pay the premium indicated on your Policy’s specification page. Thereafter, you may pay Premiums ($25 minimum) at any time. You must send all Premiums to our Service Center. We reserve the right to limit the number and amount of any unscheduled Premiums. You may not pay any Premiums after the Insured reaches Attained Age 100.

We multiply each premium by the Percent of Premium Factor (currently 0.965) and credit the resulting value to the Contract Value. We retain the balance of each premium to compensate us for certain expenses such as premium taxes and selling expenses.

We will treat any payment you make as a premium unless you clearly mark it as a loan repayment. We have the right to limit or refund any premium, if the premium would disqualify the Policy as a life insurance contract under the Tax Code, or if the payment would increase the death benefit by more than the amount of the premium.

Planned Premiums. You may determine a planned premium schedule that allows you to pay level Premiums at fixed intervals over a specified period of time. You are not required to pay Premiums according to this schedule. You may change the amount, frequency, and the time period over which you make your planned Premiums by sending us a written request. We have the right to limit the amount of any increase in planned Premiums. Even if you make your planned Premiums on schedule, your Policy may Lapse if your Surrender Value (or unloaned Contract Value, in certain circumstances) ever becomes less than the Monthly Deduction. See “Risk Summary,” “Policy Lapse.”

Electronic Payments or Billing. If you authorize electronic payment of your Premiums from your bank account, or if you ask to be billed for your planned Premiums, the total amount of Premiums being debited, or billed, must be at least $300 per year. You can be billed, or make electronic payments, on an annual, semi-annual, quarterly or monthly basis for the applicable fraction of $300, but the total for the year must add up to at least $300.

You can stop paying Premiums at any time and your Policy will continue in force until the earlier of the Maturity Date (when the Insured reaches Attained Age 110), or the date when either (1) the Insured dies, or (2) the grace period ends after the Surrender Value has been exhausted, or (3) we receive your signed request to Surrender the Policy.

Tax Code Processing. If we receive any premium payment that we anticipate will cause a Policy to become a modified endowment contract (“MEC”) or will cause a Policy to lose its status as life insurance under Section 7702 of the Tax Code, we will not accept the excess portion of that premium. We will immediately notify the Owner and give an explanation of the issue by sending a letter to the Owner’s address of record. We will refund the excess premium no later than 2 weeks after receipt of the premium at the Service Center (the “refund date”), except in the following circumstances:

a.	the tax problem resolves itself prior to the refund date; or
b.	the tax problem relates to a MEC and we receive a signed acknowledgment from the Owner prior to the refund date instructing us to process the premium notwithstanding the tax issue involved.

During this two-week period, we will hold such excess Premiums in a suspense account until the refund date. Premiums held in the suspense account will not be credited interest. Farmers will treat the excess premium as having been received on the date the tax problem resolves itself or the date Farmers receives the signed acknowledgement at the Service Center. We will then process the excess premium accordingly.

Minimum Premiums

The full Initial Premium is the only premium required to be paid under the Policy. However, you greatly increase your risk of Lapse if you do not regularly pay Premiums at least as large as the minimum premium. Paying the minimum Premiums will not necessarily keep your Policy in force. It is likely that additional Premiums may be necessary to keep the Policy in force to maturity.

The initial minimum premium for two alternative payment modes (for example, annual and monthly) is shown on your Policy’s specifications page. The minimum premium depends on a number of factors including the age, sex, and Premium Class of the proposed Insured, and the Principal Sum.

The minimum premium will change if:

•	you increase or decrease the Principal Sum;
•	you change the death benefit option;
•	you change or add a rider;
•	you take a partial withdrawal when you have elected the level death benefit option (Option B); or
•	the Insured’s Premium Class changes (for example, from nicotine to non-nicotine, or from standard to substandard).

If your Surrender Value (that is, the Contract Value, minus the Surrender charge, and minus any outstanding Loan Amount and any interest you would owe if you Surrendered the Policy) becomes zero or less, and if the total Premiums you have paid, minus withdrawals (not including Surrender charges and processing fees), are less than the Cumulative Minimum Premiums under your Policy, then your Policy will enter a 61-day grace period. During the grace period, you must make a payment large enough to keep the Policy in force. The cumulative minimum premium is the sum of all past monthly-mode minimum Premiums since the issue date.

But if the total Premiums you have paid, minus withdrawals (not including Surrender charges and processing fees), are greater than the Cumulative Minimum Premiums, then your Policy will enter a grace period only if your Contract Value (minus any outstanding Loan Amount and any interest you would owe if you Surrendered the Policy), is too low to pay the entire Monthly Deduction when due.

Your Policy can Lapse before maturity, depending on the Premiums you pay and the investment results of the Subaccounts in which you invest your Contract Value. Your agent can provide you with an illustration that can show how many years your Policy would stay in force under various premium and hypothetical investment scenarios. For certain Issue Ages, classes and Policy sizes, this illustration may show that regular payments of the minimum premium will keep your Policy in force several years even if investment results are very low and even if we impose the maximum charges allowed by the Policy. This is not true for all ages, classes, and investment results, however, so we encourage you to request an illustration from your agent to help you decide what level of premium payments to pay in your particular circumstances.

Allocating Premiums

When you apply for a Policy, you must instruct us to allocate your Initial Premium(s) to one or more Subaccounts of the Variable Account and to the Fixed Account according to the following rules.

•	You must put at least 1% of each premium in any Subaccount or the Fixed Account you select.

•	Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.

You can change the allocation instructions for additional Premiums without charge at any time by providing us with written notification (or any other notification we deem satisfactory). Any allocation change will be effective on the date we record the change. Any future Premiums will be allocated in accordance with the new allocation, unless we receive contrary written instructions. Changing your allocation instructions will not change the way your existing Contract Value is apportioned among the Subaccounts or the Fixed Account. We reserve the right to limit the number of premium allocation changes. We also reserve the right to limit the number of Subaccount allocations in effect at any one time.

Investment returns from amounts allocated to the Subaccounts will vary with the investment experience of these Subaccounts and will be reduced by Policy charges. You bear the entire investment risk for amounts you allocate to the Subaccounts.

On the issue date, we will allocate your premium(s) received, times the Percent of Premium Factor, minus the Monthly Deduction(s), to the Fixed Account. If you make your first full premium payment upon delivery of the Policy, we will allocate your premium to the Fixed Account on the Business Day it is received at the Service Center. We also allocate any Premiums we receive from the issue date to the Reallocation Date (the Record Date, plus the number of days in your state’s right to examine period, plus 10 days) to the Fixed Account. While held in the Fixed Account, premium(s) will be credited with interest at the current Fixed Account rate. On the Reallocation Date, we will reallocate the Contract Value in the Fixed Account to the other Subaccounts (at the unit value next determined) and the Fixed Account in accordance with the allocation percentages provided in the application.

Unless additional underwriting is required or a situation described above in the “Tax Code Processing” section occurs, we invest all Premiums paid after the Reallocation Date on the Business Day they are received in our Service Center. We credit these Premiums to the Subaccounts at the unit value next computed at the end of a Business Day on which we receive them at our Service Center. If we receive your additional Premiums after the close of a Business Day, we will calculate and credit them as of the end of the next Business Day.

Your Contract Values

Your Contract Value

•     varies from day to day, depending on the investment experience of the Subaccounts you choose, the interest credited to the Fixed Account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals and Policy loans);

• serves as the starting point for calculating values under a Policy;
• equals the sum of all values in each Subaccount, the loan account and the Fixed Account;
• is determined on the issue date and on each Business Day;
• on the issue date, equals the Initial Premium times the Percent of Premium Factor, less the Monthly Deduction; and
• has no guaranteed minimum amount and may be more or less than Premiums paid.

Subaccount Value

Each Subaccount’s value is determined at the end of each Business Day. We determine your Policy’s value in each Subaccount by multiplying the number of units that your Policy has in the Subaccount by the Accumulation Unit value of that Subaccount at the end of the Business Day.

The number of units in any subaccount on any Business Day equals:	• the initial units purchased at the unit value on the issue date; plus
• units purchased with additional Premiums net of the Percent of Premium Factor; plus
• units purchased via transfers from another Subaccount or the Fixed Account; minus
• units redeemed to pay a pro-rata share of the Monthly Deductions; minus
• units redeemed to pay for partial withdrawals and any applicable Surrender charges; minus
• units redeemed as part of a transfer to another Subaccount, the loan account or the Fixed Account.

Every time you allocate or transfer money to or from a Subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer, or withdrawal, by the unit value for that Subaccount at the end of the Valuation Period.

Subaccount Unit Value

The Accumulation Unit value (or price) of each Subaccount will reflect the investment performance of the Portfolio in which the Subaccount invests. Unit values will vary among Subaccounts. The unit value of each Subaccount was originally established at the figure shown on the Variable Account’s financial statements. The unit value may increase or decrease from one Valuation Period to the next. For a discussion of how unit values are calculated, see the SAI.

Fixed Account Value

On the issue date, the Fixed Account Value is equal to the Premiums paid multiplied by the Percent of Premium Factor, less the first Monthly Deduction.

The Fixed Account Value at the end of any Valuation Period equals:	• the Fixed Account Value on the preceding Business Day plus interest from the preceding Business Day to the date of calculation; plus

•     the portion of the premium(s), multiplied by the Percent of Premium Factor, allocated to the Fixed Account since the preceding Business Day, plus interest from the date such Premiums were received to the date of calculation; plus

• any amounts transferred to the Fixed Account since the preceding Business Day; plus interest from the effective date of such transfers to the date of calculation; minus

•     the amount of any transfer from the Fixed Account to the Subaccounts and the loan account since the preceding Business Day, plus interest from the effective date of such transfers to the date of calculation and any processing fee; minus

•     the amount of any partial withdrawals and any applicable Surrender charges deducted from the Fixed Account since the preceding Business Day, plus interest on those Surrendered amounts from the effective date of each withdrawal to the date of calculation; minus

• a pro-rata share of the Monthly Deduction, on each Business Day when a Monthly Deduction is due.

Your Policy’s guaranteed minimum Fixed Account Value will not be less than the minimum values required by the state where we deliver your Policy.

Loan Account Value

The loan account value at the end of any Valuation Period equals:	• the loan account value on the preceding Business Day plus interest from the preceding Business Day to the date of calculation; plus
• any amounts transferred to the loan account since the preceding Business Day, plus interest from the effective date of such transfers to the date of calculation; minus

•     the amount of any transfer from the loan account to the Subaccounts and the Fixed Account since the preceding Business Day, plus interest from the effective date of such transfers to the date of calculation.

Interest is charged daily on Policy loans. Interest is due and payable at the end of each Policy year or, if earlier, on the date of any Policy loan increase or repayment. Any interest not paid when due will be transferred from the Fixed Account and Subaccounts to the loan account on a pro-rata basis if sufficient Funds are available for transfer. Unpaid interest becomes part of the outstanding loan and accrues interest daily.

Charges and Deductions

This section describes the charges and deductions that we make under the Policy to compensate for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges we deduct under the Policy may result in a profit to us.

Services and benefits we provide:	• the death benefit, Surrender and loan benefits under the Policy, and the benefits provided by riders.
• investment options, including premium allocations.
• administration of elective options.
• the distribution of reports to Owners.

Costs and expenses we incur:	• costs associated with processing and underwriting applications, issuing and administering the Policy (including any riders).
• overhead and other expenses for providing services and benefits.
• sales and marketing expenses, including compensation paid in connection with the sale of the Policies.
• other costs of doing business, such as collecting Premiums, maintaining records, processing claims, effecting transactions, and paying Federal, state and local premium and other taxes and fees.

Risks we assume include but are not limited to:	• that the cost of insurance charges we deduct are insufficient to meet our actual claims because Insureds die sooner than we anticipate.
• that the costs of providing the services and benefits under the Policies exceed the charges we deduct.

All of the charges we deduct are used to pay aggregate Policy costs and expenses, including a profit to us, that we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.

Premium Deductions

When you make a premium payment, we apply a Percent of Premium Factor currently equal to 0.965 to the premium to determine the amount that we will allocate to the Subaccounts and the Fixed Account according to your instructions. The 3.5% of each premium that we retain is the sum of 1.25%, which compensates us for a portion of our sales expenses, and 2.25%, which compensates us for the estimated average state premium taxes we expect to incur in the future. State premium tax rates vary from state to state and currently range from 0% to 3.50% in the states in which the Policy is sold. The estimated charge does not necessarily reflect the actual premium tax rate that applies to a particular Policy. If the actual premium tax rate is less than 2.25%, the difference between the actual rate and the 2.25% will be retained by us to help cover additional premium tax charges that may be imposed in the future, and to help cover premium taxes imposed on Policies in states that charge a higher premium tax rate.

Monthly Deduction

We take a Monthly Deduction from the Contract Value on the issue date and on the Business Day nearest each Monthly Due Date (the same day of each succeeding month as the issue date). We will make deductions by canceling units in each Subaccount and withdrawing Funds from the Fixed Account. We will take the Monthly Deduction on a pro-rata basis from all accounts except the loan account (i.e., in the same proportion that the value in each Subaccount and the Fixed Account bears to the sum of all Subaccounts and the Fixed Account on the Monthly Due Date). Because portions of the Monthly Deduction can vary from month-to-month, the Monthly Deduction will also vary.

The Monthly Deduction is equal to:

•	The monthly administration charge; plus
•	The cost of insurance charge for the Policy; plus
•	The special premium factor applied to the cost of insurance for a special Premium Class, if any; plus
•	Extra charges for a special Premium Class, if any; plus
•	The charges for any riders.

Monthly Administration Charge. We deduct this charge to compensate us for a portion of our administrative expenses such as recordkeeping, processing death benefit claims and Policy changes, and overhead costs. The monthly administration charge currently equals $5. We may increase or decrease this charge but it is guaranteed never to be higher than $8.

Cost of Insurance Charge. We assess a monthly cost of insurance charge to compensate us for the anticipated cost of paying a death benefit in excess of your Contract Value. The charge depends on a number of variables (e.g., the Principal Sum, the Contract Value, the Insured’s Issue Age, sex, and Premium Class, and the number of months since the issue date) that will cause it to vary from Policy to Policy and from month to month. The current (but not the maximum) cost of insurance rates generally increase significantly at the earlier of the 21st Policy year or age 80.

The cost of insurance charge is equal to the cost of insurance rate at the Insured’s Attained Age, times the number of thousands of Risk Insurance Amount.

The Risk Insurance Amount is:

1.	The current death benefit; minus
2.	The Contract Value at the end of the Business Day preceding the Monthly Due Date; plus
3.	The monthly administrative charge for the month that begins on the Monthly Due Date; plus
4.	Any charges for riders for the month that begins on the Monthly Due Date.

The Risk Insurance Amount may increase or decrease each month depending on investment experience of the Portfolios in which you are invested, the payment of additional Premiums, the fees and charges deducted under the Policy, the death benefit option you chose, Policy riders, any Policy transactions (such as loans, partial withdrawals, changes in death benefit option) and the application of the death benefit percentage formula. Therefore, the cost of insurance charges can increase or decrease each month.

Cost of insurance rates are based on the sex, Attained Age and Premium Class of the Insured. The cost of insurance rates are generally higher for male Insureds than for female Insureds of the same age and Premium Class, and ordinarily increase with age. Cost of insurance rates may never exceed the guaranteed maximum cost of insurance rates that are shown in Appendix A or your Policy’s specification page.

The Premium Class of the Insured will affect the cost of insurance rates. We currently place Insureds into preferred and standard Premium Classes and into special Premium Classes involving higher mortality risks. The cost of insurance rates for Insureds in special Premium Classes involving higher mortality risks are multiples of the standard rates. If the Insured is in a special Premium Class, the guaranteed maximum monthly cost of insurance rate will be the rate shown in the table in Appendix A (or on your Policy’s specification page) times a special Premium Class rating factor shown on your Policy’s specification page.

We calculate the cost of insurance separately for the initial Principal Sum and for any increase in Principal Sum. If you request and we approve an increase in your Policy’s Principal Sum, then a different Premium Class (and a different cost of insurance rate) may apply to the increase, based on the Insured’s age and circumstances at the time of the increase.

The Policies are based on 1980 C.S.O. mortality tables that distinguish between men and women. As a result, the Policy may pay different benefits to men and women of the same age and Premium Class. We also offer Policies based on unisex mortality tables if required by state law.

Monthly Special Premium Class Charge. If the Insured is in a special Premium Class, the guaranteed maximum monthly cost of insurance rate will be the rate shown in the table in the Policy times a special Premium Class rating factor shown on your Policy’s specification page. This factor is applied to both current and guaranteed cost of insurance rates. This charge is deducted as part of the Monthly Deduction and compensates us for additional costs associated with policies in a special Premium Class. If applicable to you, your Policy’s specification page will show you the amount of this charge.

Flat Extra Monthly Charge for Policies in a Special Premium Class. We may deduct an additional flat extra monthly charge as part of the Monthly Deduction if the Insured is in a special Premium Class. This compensates us for additional costs we anticipate from Policies in a special Premium Class. The charge, if any, will be shown on your Policy’s specifications page.

Rider Charges. The Monthly Deduction includes charges for certain optional insurance benefits you add to your Policy by rider. The rider charges are summarized in the Fee Table in this prospectus. Any rider charges applicable to your Policy will be indicated in the rider you receive. Please contact your agent for additional information.

Mortality and Expense Risk Charge

We deduct a daily charge from your Contract Value in each Subaccount to compensate us for a portion of certain mortality and expense risks we assume. The mortality risk is the risk that an Insured will live for a shorter time than we project. The expense risk is the risk that the expenses we incur will exceed the maximum charges we can impose according to the terms of the Policy. The mortality and expense risk charge is equal to:

•	your Contract Value in each Subaccount; multiplied by
•	the daily portion of the annual mortality and expense risk charge rate of 0.90%.

If this charge and the other charges we impose do not cover our actual costs, we absorb the loss. Conversely, if the charges we impose more than cover actual costs, the excess is added to our surplus. We expect to profit from the mortality and expense risk charge. We may use any profits for any lawful purpose including covering distribution costs.

Surrender Charge

We deduct a Surrender charge if, during the first 14 Policy years, you:

•	fully Surrender the Policy,
•	take a partial withdrawal from your Policy, if you have elected a level death benefit (Option B), or
•	you decrease the Principal Sum that was in effect at the time of issue.

In the case of a full Surrender, we pay the remaining Contract Value (less any Surrender charge and any outstanding Loan Amount, including any interest you owe) to you. The payment you receive is called the Surrender Value.

If you take a partial withdrawal, we will reduce the Contract Value on a pro-rata basis from the Subaccounts and the Fixed Account (unless you instruct us otherwise) by the amount of the partial withdrawal, the processing fee, and any Surrender charge.

The Surrender charge may be significant. You should carefully calculate this charge before you request a Surrender. Under some circumstances the level of Surrender charges might result in no Contract Value available if you Surrender your Policy during the period when Surrender charges apply. This will depend on a number of factors, but is more likely if:

1.	you pay Premiums equal to or not much higher than the minimum premium shown in your Policy, or
2.	investment performance is too low.

The Surrender charge is equal to the sum of the Deferred Sales Charge Component and the Administrative Component.

The Deferred Sales Charge Component is calculated by:

1.	find the sum of all Premiums that have been paid to the Policy (do not deduct amounts withdrawn or the Percent of Premium Factor);
2.	multiply this sum by 0.075 if the Insured’s Issue Age was 65 or younger, or by 0.050 if the Insured’s Issue Age was 66 or older;
3.	multiply the result by the appropriate number on this table:

Policy Year:	1-3	4	5	6	7	8	9	10	11	12	13	14	15 or more
Issue ages 0-65	1.00	1.00	1.00	0.90	0.80	0.70	0.60	0.50	0.40	0.30	0.20	0.10	0.00
Issue ages 66 and older	1.00	0.90	0.80	0.70	0.60	0.50	0.40	0.30	0.20	0.15	0.10	0.05	0.00

The Administrative Component is calculated by:

1.	the appropriate Surrender charge factor from the tables in Appendix B for the Insured’s age on the issue date and the number of full Policy years since the issue date (regardless of whether the Policy has Lapsed and been reinstated) (the tables vary by sex and Premium Class); multiplied by

2.	the number of thousands of Principal Sum on the issue date; minus
3.	any reductions in Principal Sum for which a Surrender charge has already been imposed.

Surrender Charge on a Decrease in Principal Sum. If you decrease the Principal Sum that was in effect on the issue date, we will assess the administrative component of the Surrender charge. To determine the Surrender charge for a decrease in Principal Sum: multiply the appropriate Surrender charge factor from the tables in Appendix B by the number of thousands of Principal Sum at the time of issue that are now being decreased. Only a reduction in the original Principal Sum amount (as of the issue date) incurs a Surrender charge.

Surrender Charge for a Partial Withdrawal. If you make a partial withdrawal during the first 14 years from the issue date and you have elected the level death benefit (Option B), we may deduct a Surrender charge from your Contract Value. The Surrender charge on a withdrawal is equal to the appropriate Surrender charge factor from the table in Appendix B, multiplied by the number of thousands by which the Principal Sum (on the issue date) is reduced by the withdrawal, minus any reductions in the original Principal Sum for which we have already imposed a Surrender charge.

An example of calculating the Surrender charge follows:

This example is for a Policy issued to a male non-nicotine that is in its seventh Policy year. The Principal Sum is $200,000 and the Issue Age is 35. A premium of $1,000 has been paid at the beginning of each year and the total cumulative premium payments are $7,000.

The total Surrender charge is the sum of a Deferred Sales Charge Component and an Administrative Component.

The Deferred Sales Charge Component is calculated by multiplying the cumulative premium by 0.075, then multiplying the result by the appropriate number from the table. For this example the appropriate number is 0.80. The result is ($7,000)(0.075)(0.80) = $420.

The Administrative Component is calculated by multiplying the number of thousands of Principal Sum by the appropriate factor from the Surrender charge table. In this example the factor is 4.94. The result is ($200)(4.94) = $988.

The total Surrender charge is the sum of the Deferred Sales Charge Component and the Administrative Component. The total Surrender charge is therefore $420 + $988 = $1,408.

Partial Withdrawal Processing Fee. We deduct a processing fee equal to the lesser of $25 or 2% of the amount withdrawn.

Transfer Charge

•	We currently allow you to make 12 transfers each Policy year free from charge. Any unused free transfers do not carry over to the next Policy year.
•	We charge $25 for each additional transfer. We will not increase this charge.
•	For purposes of assessing the transfer charge, each written or telephone request is considered to be one transfer, regardless of the number of Subaccounts (or Fixed Account) affected by the transfer.
•	We deduct the transfer charge from the amount being transferred, or from the remaining Contract Value, according to your instructions.
•	Transfers we affect on the Reallocation Date, and transfers due to loans, automatic asset rebalancing, and dollar cost averaging, do not count as transfers for the purpose of assessing this charge.

Loan Charges

•

During the first fourteen Policy years, we currently charge you interest at 4.5% annually, with a maximum loan interest rate of 8% per year on your loan. After the fourteenth Policy year, the maximum loan interest rate is 3%, compounded annually. Interest is charged daily, and is due and payable at the end of each Policy year, or date of any Policy loan increases or repayment, if earlier. Unpaid interest becomes part of the outstanding loan and accrues interest daily.

•	Amounts in the loan account earn interest at the guaranteed minimum rate of 3% per year.

Portfolio Management Fees and Expenses

Each Portfolio deducts Portfolio management fees and expenses from the amounts you have invested in the Portfolios through the Subaccounts. You pay these Portfolio fees and expenses indirectly. In addition, some Portfolios deduct 12b-1 fees at an annual rate of up to 0.25% of average daily Portfolio assets. For 2013, total annual

Portfolio fees and charges for the Portfolios offered through this Policy ranged from 0.20% to 1.60% of average daily Portfolio assets. See the prospectuses for the Portfolios for more information.

Redemption Fees. A Portfolio may assess a redemption fee of up to 2% on Subaccount assets that are redeemed out of the Portfolio in connection with a withdrawal or transfer. Each Portfolio determines the amount of the redemption fee and when the fee is imposed. The redemption fee is retained by or paid to the Portfolio and is not retained by us. The redemption fee will be deducted from your Contract Value. For more information on each Portfolio’s redemption fee, see the Portfolio prospectus.

Other Charges

•	We charge $5 for each additional annual report you request.
•	We charge $1.50 per $1,000 for each increase in Principal Sum (this charge cannot exceed $300 per increase).
•	Any riders attached to the Policy will have their own charges.

Death Benefit

Death Benefit Proceeds

As long as the Policy is in force, we will pay the Death Benefit Proceeds once we receive satisfactory proof of the Insured’s death at our Home Office. We may require return of the Policy. We will pay the Death Benefit Proceeds to the primary Beneficiary or a contingent beneficiary. If the Beneficiary dies before the Insured and there is no contingent beneficiary, we will pay the Death Benefit Proceeds to the Owner or the Owner’s estate. We will pay the Death Benefit Proceeds in a lump sum or a series of payments according to the payment option selected by the Beneficiary. For more information, see “Payment Options” in the SAI.

Death benefit proceeds equal:	• the death benefit (described below); minus
• any past due Monthly Deductions; minus
• any outstanding Policy loan on the date of death; minus
• any interest you owe on the Policy loan(s); plus
• any additional benefits payable under the terms of any riders attached to the Policy.

If all or a part of the Death Benefit Proceeds are paid in one lump sum and the proceeds are at least $10,000, we will place the lump-sum payment into an interest-bearing special account opened in the Beneficiary’s name unless the Beneficiary elects to receive the lump sum by check or payment by check is required by applicable law. We will provide the Beneficiary with a checkbook to access these Funds from the special account within seven days of our receipt of due proof of death and payment instructions at the Service Center. The Beneficiary can withdraw all or a portion of the Death Benefit Proceeds at any time, and will receive interest on the proceeds remaining in the account. The special account is part of our General Account, is not FDIC Insured, and is subject to the claims of our creditors. We may receive a benefit from the amounts held in the account.

We may further adjust the amount of the Death Benefit Proceeds under certain circumstances. See “Our Right to Contest the Policy,” “Misstatement of Age or Sex,” and “Suicide Exclusion” in the SAI.

Death Benefit Options

In your application, you tell us how much life insurance coverage you initially want to purchase on the life of the Insured. We call this the “Principal Sum” of insurance. You also choose whether the death benefit we will pay is Option A (variable death benefit through Attained Age 99), or Option B (level death benefit through Attained Age 99). For Attained Ages after age 99, the death benefit equals the Contract Value. You may change the death benefit option after the first Policy year.

The variable death benefit under Option A is the greater of:	• the Principal Sum plus the Contract Value (determined as of the end of the Valuation Period during which the Insured dies); or
• the death benefit required by the Tax Code (Contract Value on the date of death multiplied by the applicable death benefit percentage).

Under Option A, the death benefit varies with the Contract Value.

The level death benefit under Option B is the greater of:	• the Principal Sum on the date of death; or • the death benefit required by the Tax Code (Contract Value on the date of death multiplied by the applicable death benefit percentage).

Under Option B, your death benefit generally equals the Principal Sum and will remain level, unless the Contract Value becomes so large that the Tax Code requires a higher death benefit (Contract Value times the applicable death benefit percentage).

Under Option A, your death benefit will tend to be higher than under Option B. However, the monthly insurance charges we deduct will also be higher to compensate us for our additional risk. Because of this, your Contract Value will tend to be higher under Option B than under Option A.

In order for the Policy to qualify as life insurance, Federal tax law requires that your death benefit be at least as much as your Contract Value multiplied by the applicable death benefit percentage. The death benefit percentage is based on the Insured person’s Attained Age. For example, the death benefit percentage is 250% for an Insured at age 40 or under, and it declines for older Insureds. The following table indicates the applicable death benefit percentages for different Attained Ages:

Attained Age	Death Benefit Percentage
40 and under	250%
41 to 45	250% minus 7% for each age over age 40
46 to 50	209% minus 6% for each age over age 46
51 to 55	178% minus 7% for each age over age 51
56 to 60	146% minus 4% for each age over age 56
61 to 65	128% minus 2% for each age over age 61
66 to 70	119% minus 1% for each age over age 66
71 to 74	113% minus 2% for each age over age 71
75 to 90	105%
91 to 94	104% minus 1% for each age over age 91
95 and above	100%

If the Tax Code requires us to increase the death benefit by reference to the death benefit percentages, that increase in the death benefit will increase our risk, and will result in a higher monthly cost of insurance.

Option A Example. Assume that the Insured’s Attained Age is under 40, that there have been no decreases in the Principal Sum, and that there are no outstanding loans. Under Option A, a Policy with a Principal Sum of $50,000 will have a death benefit equal to the greater of $50,000 plus Contract Value or 250% of the Contract Value. Thus, a Policy with a Contract Value of $10,000 will have a death benefit of $60,000 (that is, the greater of $60,000 ($50,000 + $10,000) or $25,000 (250% of $10,000)).

However, once the Contract Value exceeds $33,334, the death benefit determined by reference to the death benefit percentage ($33,334 X 250% = $83,335) will be greater than the Principal Sum plus Contract Value ($50,000 + $33,334 = $83,334). Each additional dollar of Contract Value above $33,334 will increase the death benefit by $2.50. This is a circumstance in which we have the right to prohibit you from paying additional Premiums because an additional dollar of premium would increase the death benefit by more than one dollar.

Similarly, under this scenario, any time Contract Value exceeds $33,334, each dollar taken out of Contract Value will reduce the death benefit by $2.50.

Option B Example. Assume that the Insured’s Attained Age is under 40, there have been no withdrawals or decreases in Principal Sum, and that there are no outstanding loans. Under Option B, a Policy with a $50,000 Principal Sum will generally have a $50,000 death benefit. However, because the death benefit must be equal to or be greater than 250% of Contract Value, any time the Contract Value exceeds $20,000, the death benefit will be determined as required by the Tax Code (Contract Value X 250%) and will exceed the Principal Sum of $50,000. Each additional dollar added to the Contract Value above $20,000 will increase the death benefit by $2.50. This is a circumstance in which we have the right to prohibit you from paying additional Premiums because an additional dollar of premium would increase the death benefit by more than one dollar.

Similarly, so long as the Contract Value exceeds $20,000, each dollar taken out of the Contract Value will reduce the death benefit by $2.50.

Changing Death Benefit Options

After the first Policy year, you may change death benefit options or change the Principal Sum (but not both, unless done simultaneously) once each Policy year.

A change in death benefit option may affect the future monthly cost of insurance charge, which varies with the Risk Insurance Amount. Generally, the Risk Insurance Amount is the amount by which the death benefit exceeds the Contract Value. (See “Charges and Deductions – Monthly Deduction – Cost of Insurance Charge.”) If the death benefit does not equal Contract Value times the death benefit percentage under either Options A or B, changing from Option A (variable death benefit) to Option B (level death benefit) will generally decrease the future Risk Insurance Amount. This would decrease the future cost of insurance charges. Changing from Option B (level death benefit) to Option A (variable death benefit) generally results in a Risk Insurance Amount that remains level. Such a change, however, results in an increase in cost of insurance charges over time, since the cost of insurance rates increase with the Insured’s age. Changing the death benefit option may have tax consequences. You should consult a tax adviser before changing the death benefit option.

After any change in death benefit option, the total Surrender charge for the Policy will continue to be based on the Principal Sum on the issue date on which Surrender charges have not already been imposed.

For a more detailed discussion on changing death benefit options, see the SAI.

Effects of Withdrawals on the Death Benefit

If you have selected the variable death benefit (Option A), a withdrawal will not affect the Principal Sum. But if you have selected the level death benefit (Option B), a partial withdrawal will reduce the Principal Sum by the amount of the withdrawal (not including Surrender charges or the processing fee). The reduction in Principal Sum will be subject to the terms of the Changing the Principal Sum section below.

Changing the Principal Sum

When you apply for the Policy, you tell us how much life insurance coverage you initially want on the life of the Insured. We call this the Principal Sum. After the first Policy year, you may change the Principal Sum subject to the conditions described below. You may either change the Principal Sum or change the death benefit option (but not both, unless done simultaneously) no more than once per Policy year. We will send you a Policy endorsement with the change to attach to your Policy.

Increasing the Principal Sum could increase the death benefit. Decreasing the Principal Sum could decrease the death benefit. The amount of change in the death benefit will depend, among other things, upon the selected death benefit option and the degree to which the death benefit exceeds the Principal Sum prior to the change. Changing the Principal Sum could affect the subsequent level of death benefit we pay and your Policy values. An increase in the Principal Sum may increase the Risk Insurance Amount, thereby increasing your cost of insurance charge. Conversely, a decrease in the Principal Sum may decrease the Risk Insurance Amount, thereby decreasing your cost of insurance charge.

We will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Tax Code. However, changing the Principal Sum may have other tax consequences. You should consult a tax adviser before changing the Principal Sum.

Increases

•

You may increase the Principal Sum by submitting a written request and providing evidence of insurability satisfactory to us. The increase will be effective on the Monthly Due Date following our approval of your request. We can deny your request for reasons including but not limited to the following:

¡	We do not wish to increase the death benefits due to the Insured’s health, occupation, avocations, or any factor that we believe has a bearing on the Insured’s risk of death.
¡	We conclude the Insured has an excessive amount of insurance coverage.
¡	We conclude the Owner no longer has an insurable interest in the Insured.

•	You can increase the Principal Sum at any time after the first Policy year and before the Insured’s Attained Age 80.
•	The minimum increase is $10,000.

•

We deduct a processing fee from the Contract Value equal to $1.50 per $1,000 of increase. The fee cannot exceed $300 per increase. The processing fee will be deducted from the Subaccounts and the Fixed Account on a pro-rata basis, unless you give us different instructions.

•	If the amount of the Contract Value is insufficient to cover the processing fee, you must add sufficient additional Premiums before the increase in Principal Sum will become effective.
•	Increasing the Principal Sum will increase your Policy’s minimum premium.

Decreases

•	You may decrease the Principal Sum, but not below the minimum Principal Sum amount shown on your Policy’s specifications page.
•	You must submit a written request to decrease the Principal Sum. Evidence of insurability is not required.
•	Any decrease will be effective on the Monthly Due Date following our approval of your request.
•	Any decrease will first be used to:

1.	reduce the most recent increase; then
2.	the next most recent increases in succession; and then
3.	the Principal Sum on the issue date (subject to a Surrender charge).

•

If you decrease the Principal Sum that was in effect on the issue date, we will assess the Administrative Component of the Surrender charge. To determine the Surrender charge for a decrease in Principal Sum, multiply the appropriate Surrender charge factor from the tables in Appendix B by the number of thousands of Principal Sum (as of the issue date) that are now being decreased. Only a reduction in the original Principal Sum amount (as of the issue date) incurs a Surrender charge. Surrender charges will be deducted from the Subaccounts and the Fixed Account on a pro-rata basis, unless you give us different instructions.

•

A decrease in Principal Sum may require that a portion of a Policy’s Surrender Value be distributed as a partial Surrender in order to maintain federal tax compliance. Decreasing the Principal Sum may also cause your Policy to become an MEC under federal tax law and receive less favorable tax treatment than other life insurance policies. See “Tax Treatment of Policy Benefits, Modified Endowment Contracts.”

•	Decreasing the Principal Sum will reduce your Policy’s minimum premium.

Payment Options

There are several ways of receiving proceeds under the death benefit and Surrender provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of the Variable Account. For a discussion of the settlement options described in your Policy, see the SAI.

Supplemental Benefits (Riders)

The following supplemental benefits (riders) are available and may be added to a Policy. The charge for these benefits, if any, may be deducted from your Policy’s Contract Value as part of the Monthly Deduction. See the Fee Table in this Prospectus. The riders available with the Policies provide fixed benefits that do not vary with the investment experience of the Variable Account.

•	waiver of Monthly Deductions due to the Insured’s total disability
•	term insurance on the Insured’s dependent children
•	payment of an accidental death benefit if the Insured’s death was caused by accidental bodily injury
•	term insurance on additional Insureds
•	automatic increases in Principal Sum
•	accelerated payment of a portion of the death benefit in the event the Insured develops a terminal illness
•	monthly disability benefit to the Fixed Account if the Insured is totally disabled

The benefits and restrictions are described in each rider. We will provide samples of these provisions upon request. You should consult a tax adviser to learn about the tax consequences associated with each rider. Each rider may not be available in all states, and a rider may vary by state.

Surrender and Withdrawals

Surrender

You may make a written request to Surrender your Policy for its Surrender Value, as calculated at the end of the Business Day on which we receive your signed request at the Service Center, unless you specify a later Business Day in your request. You should send your written request to the Service Center. The Surrender Value is the amount we pay when you Surrender your Policy.

The Surrender Value on any Business Day equals:

•	the Contract Value as of such date; minus
•	any Surrender charge as of such date; minus
•	any outstanding Policy loans; minus
•	any interest you owe on the Policy loans.

Surrender conditions:	• You must make your Surrender request in writing.
• Your written Surrender request must contain your signature.
• You should send your written request to the Service Center.
• The Insured must be alive and the Policy must be in force when you make your written request. A Surrender is effective as of the date when we receive your written request.
• You will incur a Surrender charge if you Surrender the Policy during the first 14 Policy years. See “Charges and Deductions.”
• Once you Surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated.
• We will pay you the Surrender Value in a lump sum within seven calendar days unless you request other arrangements.

We will price complete Surrender requests that we receive from you at our Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the Accumulation Unit value determined at the close of that regular trading session of the NYSE. If we receive your complete Surrender request after the close of regular trading on the NYSE, we will price your Surrender request using the Accumulation Unit value determined at the close of the next regular trading session of the NYSE.

Surrendering the Policy may have adverse tax consequences, including a penalty tax. See “Federal Tax Considerations.”

Partial Withdrawals

After the first Policy year, you may request a withdrawal of a portion of your Contract Value subject to certain conditions. Partial withdrawals may have tax consequences. See “Federal Tax Considerations.”

Withdrawal conditions:	• You must make your partial withdrawal request in writing.
• Your written partial withdrawal request must contain your signature.
• You should send your written request to the Service Center.
• You may make only one partial withdrawal each calendar quarter.
• You must request at least $500.
• You cannot withdraw more than 75% of the Surrender Value without Surrendering the Policy.

•     You can specify the Subaccount(s) and Fixed Account from which to make the withdrawal, otherwise we will deduct the amount from the Subaccounts and the Fixed Account on a pro-rata basis (that is, according to the percentage of Contract Value contained in each Subaccount and the Fixed Account). No portion of the loan account may be withdrawn.

•     We will price complete partial withdrawal requests that we receive from you at our Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the Accumulation Unit value determined at the close of that regular trading session. If we receive your complete partial withdrawal request after the close of regular trading on the NYSE, we will price your partial withdrawal request using the Accumulation Unit value determined at the close of the next regular trading session of the NYSE.

• We will reduce your Contract Value by the amount of the withdrawal you requested plus any processing fee and Surrender charge.
• We generally will pay a withdrawal request within seven calendar days after the Business Day when we receive the request.

Processing Fee for Partial Withdrawals. Whenever you take a withdrawal, we deduct a processing fee (on a pro rata basis) from the Contract Value equal to the lesser of $25 or 2% of the amount withdrawn.

Surrender Charge for Partial Withdrawals. If you make a partial withdrawal during the first 14 years from the issue date and you have elected the level death benefit (Option B), we may deduct a Surrender charge from your Contract Value. The Surrender charge on a withdrawal is equal to the appropriate Surrender charge factor from the table in Appendix B, multiplied by the number of thousands by which the Principal Sum on the issue date is reduced by the withdrawal, minus any reductions in the original Principal Sum for which we have already imposed a Surrender charge.

If the level death benefit (Option B) is in effect at the time of a withdrawal, we will reduce the Principal Sum by the amount of the withdrawal (but not by any Surrender charges or the processing fee). See “Changing the Principal Sum – Decreases.” We will not allow any withdrawal to reduce the Principal Sum below the minimum Principal Sum set forth in the Policy.

Income taxes, tax penalties and certain restrictions may apply to any withdrawals you make.

When We Will Make Payments

We usually pay the amounts of any Surrender, withdrawal, Death Benefit Proceeds, loans, or settlement options within seven calendar days after we receive all applicable Written Notices and/or due proofs of death. However, we can postpone such payments if:

•	the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC;
•	the SEC permits, by an order, the postponement for the protection of Owners; or
•	the SEC determines that an emergency exists that would make the disposal of securities held in the Variable Account or the determination of their value not reasonably practicable.

If you have submitted a recent check or draft, we have the right to defer payment of a Surrender, withdrawals, Death Benefit Proceeds, or payments under a settlement option until such check or draft has been honored.

If mandated under applicable law, we may be required to reject a premium payment and/or otherwise block access to a Policy Owner’s account and thereby refuse to pay any request for transfers, partial withdrawals, a Surrender, loans, or death benefits. We may also be required to provide additional information about you, the Insured, your Beneficiary, or your account to government regulators. Once blocked, monies would be held in that account until instructions are received from the appropriate regulator.

We have the right to defer payment of any Surrender, withdrawal, Death Benefit Proceeds, loans or settlement options from the Fixed Account for up to six months from the date we receive your written request.

Transfers

You may make transfers from the Subaccounts or from the Fixed Account subject to the conditions stated below. You may not make any transfers from the loan account. We determine the amount you have available for transfers at the end of the Valuation Period when we receive your transfer request. We may modify or revoke the transfer privilege at any time. The following features apply to transfers under the Policy:

•	You may make an unlimited number of transfers in a Policy year from the Subaccounts (subject to the “Policies and Procedures Regarding Disruptive Trading and Market Timing” section below).
•	You may only make one transfer each Policy year from the Fixed Account (unless you choose dollar cost averaging).
•	You may request transfers in writing (in a form we accept), or by telephone. You should send written requests to the Service Center.
•	For Subaccount transfers, you must transfer at least the lesser of $250, or the total value in the Subaccount.
•

For Fixed Account transfers, you may not transfer more than 25% of the unloaned value in the Fixed Account, unless the balance after the transfer is less than $250, in which case the entire amount will be transferred.

•

We deduct a $25 charge from the amount transferred or from the remaining Contract Value (your choice) for the 13th and each additional transfer in a Policy year. Any unused free transfers do not carry over to the next Policy year. Transfers we effect on the Reallocation Date and transfers resulting from loans are not treated as transfers for the purpose of the transfer charge.

•	We consider each written or telephone request to be a single transfer, regardless of the number of Subaccounts (or Fixed Account) involved.
•

We will price complete transfer requests that we receive at our Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the Accumulation Unit value determined at the close of that regular trading session of the NYSE. If we receive your complete transfer request after the close of regular trading on the NYSE, we will price the transfer request using the Accumulation Unit value determined at the close of the next regular trading session of the NYSE.

We reserve the right to modify, restrict, suspend or eliminate transfer privileges at any time, for any class of Policies, for any reason.

Third Party Transfers

If you authorize a third party to transact transfers on your behalf, we will honor their transfer instructions, so long as they comply with our administrative systems, rules and procedures, which we may modify or rescind at any time. However, you may not authorize a registered representative or an agent to transact transfers on your behalf. We take no responsibility for any third party asset allocation program. Please note that any fees and charges assessed for third party asset allocation services are separate and distinct from the Policy fees and charges set forth in this prospectus. We neither recommend nor discourage the use of asset allocation services.

Telephone Transfers

Your Policy, as applied for and issued, will automatically receive telephone transfer privileges unless you provide other instructions. (In some states you may have to elect telephone transfers.) To make a telephone transfer, you must call the Service Center toll-free at 1-877-376-8008, open between 8:00 a.m. and 6:00 p.m. Eastern Time. Any telephone transfer requests directed to another number may not be considered received at our Service Center.

Please note the following regarding telephone transfers:

•	We are not liable for any loss, damage, cost or expense from complying with telephone instructions we reasonably believe to be authentic. You bear the risk of any such loss.

•	We will employ reasonable procedures to confirm that telephone instructions are genuine.
•

Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to you, and/or tape recording telephone instructions received from you.

•	If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.

We will price any complete telephone transfer request that we receive at the Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the Accumulation Unit value determined at the end of that regular trading session of the NYSE. We cannot guarantee that telephone transfer transactions will always be available. For example, our Service Center may be closed during severe weather emergencies or there may be interruptions in telephone service or problems with computer systems that are beyond our control. Outages or slowdowns may prevent or delay our receipt of your request. If the volume of calls is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

The corresponding Portfolio of any Subaccount determines its net asset value per each share once daily, as of the close of the regular business session of the NYSE (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time), which coincides with the end of each Valuation Period. Therefore, we will price any transfer request we receive after the close of the regular business session of the NYSE, on any day the NYSE is open for regular trading, using the net asset value for each share of the applicable Portfolio determined as of the close of the next regular business session of the NYSE.

We reserve the right to modify, restrict, suspend or eliminate the transfer privileges (including the telephone transfer facility) at any time, for any class of Policies, for any reason.

Policy and Procedures Regarding Disruptive Trading and Market Timing

Statement of Policy. This Policy is not designed for use by organizations or individuals engaged in market timing or for use by investors who make frequent transfers, programmed transfers, transfers into and then out of a Subaccount in a short period of time, or transfers of large amounts at one time (“Disruptive Trading”).

Market timing and other kinds of Disruptive Trading can increase your investment risks and have harmful effects for you, for other Policy Owners, for the underlying Portfolios, and for other persons who have material rights under the Policies, such as Insureds and beneficiaries. These risks and harmful effects include:

•

dilution of the interests of long-term investors in a Subaccount if market timers manage to transfer into an underlying Portfolio at prices that are below the true value or to transfer out of the underlying Portfolio at prices that are above the true value of the underlying Portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

•	reduced investment performance due to adverse effects on Portfolio management by:
¡	impeding a Portfolio manager’s ability to sustain an investment objective;
¡	causing the underlying Portfolio to maintain a higher level of cash than would otherwise be the case; or
¡	causing an underlying Portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying Portfolio; and

•	increased costs to you in the form of increased brokerage and administrative expenses. These costs are borne by all Policy Owners invested in those Subaccounts, not just those making the transfers.

Policy Against Disruptive Trading. We have adopted policies and procedures that are intended to detect and deter market timing and other forms of Disruptive Trading. We do not make special arrangements or grant exceptions or waivers to accommodate any persons or class of persons with regard to these policies and procedures. Do not invest with us if you intend to conduct market timing or potentially Disruptive Trading.

For these purposes, we do not include transfers made pursuant to Dollar Cost Averaging or Automatic Asset Rebalancing.

Detection. We monitor the transfer activities of Owners in order to detect market timing and other forms of Disruptive Trading activity. However, despite our monitoring we may not be able to detect or halt all Disruptive Trading activity. Our ability to detect Disruptive Trading may be limited by operational or technological systems, as well as by our ability to predict strategies employed by market timers to avoid detection. As a result, despite our efforts, there is no assurance that we will be able to identify and curtail all Disruptive Trading by such Policy Owners or intermediaries acting on their behalf.

In addition, because other insurance companies (and retirement plans) with different market timing policies and procedures may invest in the underlying Portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying Portfolio will not suffer harm from Disruptive Trading in the Subaccounts of variable products issued by these other insurance companies (or retirement plans) that invest in the underlying Portfolios.

As a result, to the extent we are not able to detect Disruptive Trading activity, or other insurance companies (or retirement plans) fail to detect such activity, it is possible that a market timer may be able to engage in Disruptive Trading transactions that may interfere with underlying Portfolio management and cause you to experience detrimental effects such as increased costs, lower performance and a dilution of your interest in an underlying Portfolio.

Deterrence. We impose limits on transfer activity within the Policy in order to deter Disruptive Trading.

We will accept the following transfers only if the order is sent to us with an original signature and by first class U.S. Mail:

•	transfers in excess of $250,000 per Policy, per day; and
•	transfers into or out of the following Subaccounts in excess of $50,000 per Policy, per day:
¡	DWS Global Small Cap VIP (formerly DWS Global Small Cap Growth VIP);
¡	DWS International VIP; and
¡	PIMCO VIT Foreign Bond Portfolio.

If you send a transfer request in excess of these restrictions by any other method (such as fax, phone, or overnight mail), we will not honor your request.

If we identify suspicious transfer activity, we will advise you in writing that we are monitoring your transfer activity and that we will impose restrictions if we identify a pattern of Disruptive Trading activity. If we identify such a pattern as a result of continued monitoring, we will notify you in writing that all future transfers must be requested through first class U.S. Mail. This means that we would accept only written transfer requests with an original signature transmitted to us only by first class U.S. mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

To further deter any market timing and Disruptive Trading activities, we may at any time and without prior notice:

•	terminate all telephone, website, email or fax transfer privileges;
•	limit the total number of transfers;
•	place further limits on the dollar amount that may be transferred;
•	require a minimum period of time between transfers; or
•	refuse transfer requests from intermediaries acting on behalf of you.

Our ability to impose these restrictions in order to discourage market timing and other forms of Disruptive Trading may be limited by the provisions of your Policy. As a result, to the extent the provisions of your Policy limit our actions, some Policy Owners may be able to market time through the Policy, while others would bear the harm associated with the timing.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying Portfolio’s operations, or (2) if an underlying Portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer, or (3) you have a history of large or frequent transfers. We may impose other restrictions on transfers, or even prohibit transfers for any Owner who, in our view, has abused, or appears likely to abuse, the transfer privilege. We also reserve the right to reverse a potentially harmful transfer if an underlying Portfolio refuses or reverses our order; in such instances some Policy Owners may be treated differently than others. For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected.

In addition to our internal policies and procedures, we will administer your Policy to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying Portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying Portfolios.

Under our current policies and procedures, we do not:

•	impose redemption fees on transfers;
•	expressly limit the number, size or frequency of transfers in a given period (except for certain Subaccounts listed above where transfers that exceed a certain size are prohibited); or
•	allow a certain number of transfers in a given period.

Redemption fees, other transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other forms of Disruptive Trading and in preventing or limiting harm from such trading.

We may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter market timing or other Disruptive Trading if we discover that our current procedures do not adequately curtail such activity, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on Owners engaging in frequent transfer activity among the underlying Portfolios under the Policy. The actions we take will be based on policies and procedures that we apply uniformly to all Policy Owners.

Underlying Portfolio Frequent Trading Policies. The underlying Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the underlying Portfolios describe any such policies and procedures. The frequent trading policies and procedures of one underlying Portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of another underlying Portfolio and the policies and procedures we have adopted for the Policy to discourage market timing and other programmed, large, frequent, or short-term transfers.

You should be aware that, as required by SEC regulation, we have entered into a written agreement with each underlying Fund or principal underwriter that obligates us to provide the Fund, upon written request, with information about you and your trading activities in the Fund’s Portfolios. In addition, we are obligated to execute instructions from the Funds that may require us to restrict or prohibit your investment in a specific Portfolio if the Fund identifies you as violating the frequent trading policies that the Fund has established for that Portfolio.

If we receive a premium payment from you with instructions to allocate it into a Fund that has directed us to restrict or prohibit your trades into the Fund, then we will request new allocation instructions from you. If you request a transfer into a Fund that has directed us to restrict or prohibit your trades, then we will not effect the transfer.

Omnibus Order. Policy Owners and other persons with material rights under the Policy also should be aware that the purchase and redemption orders received by the underlying Portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts Funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual Owners of variable insurance products. The omnibus nature of these orders may limit the underlying Portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying Portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying Portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other Owners of underlying Portfolio shares, as well as the Owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying Portfolios. In addition, if an underlying Portfolio believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in market timing and other programmed, large, frequent, or short-term transfers, the underlying Portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

Asset Allocation Models

Asset allocation allows you to allocate your investments among various asset classes – such as stock Funds, international Funds, bond Funds, and money market Funds – depending on your risk tolerance, investment goals and time horizon. Keep in mind that use of an asset allocation model does not guarantee favorable investment results.

Effective on September 1, 2008, the asset allocation model program was discontinued. Asset allocation models are no longer available for your use with any future allocations or revisions to your allocations. Please note that we may decide to offer an asset allocation model program again in the future.

Automatic Asset Rebalancing Program

Under the Automatic Asset Rebalancing (“AAR”) program, we will automatically transfer amounts among the Subaccounts each quarter to reflect your most recent instructions for allocating Premiums. The Automatic Asset Rebalancing program may not be used to transfer amounts into and out of the Fixed Account. No transfer fees apply, and transfers under the AAR program are not included when we determine the number of free transfers permitted each year. For more information, see the SAI. The AAR program is not available if you elect to enroll in the Dollar Cost Averaging program discussed below.

Dollar Cost Averaging Program

Under the Dollar Cost Averaging program, you may authorize us to transfer a fixed dollar amount at monthly intervals from the Fixed Account to one or more Subaccounts. You may designate up to eight Subaccounts to receive the transfers.

You may enroll in the Dollar Cost Averaging program at any time by submitting a request to the Service Center. We make transfers on the same day of every month as your issue date. Transfers under this program are not included when we determine the number of free transfers permitted each year. We must receive your request at least five Business Days before the transfer date for your transfers to begin on that date. When you enroll in the Dollar Cost Averaging program, your total Contract Value in the Fixed Account must be at least equal to the amount you designate to be transferred on each transfer date. Transfers from the Fixed Account under this program must be at least $100. If on any transfer date the amount remaining in the Fixed Account is less than the amount designated to be transferred, the entire balance will be transferred out of the Fixed Account and applied pro-rata to the selected Subaccounts, and the dollar cost averaging request will expire. The Dollar Cost Averaging program is not available if you elect to enroll in the Automatic Asset Rebalancing program discussed above.

Loans

While the Policy is in force, you may borrow money from us using the Policy as the only security for the loan. A loan that is taken from, or secured by, a Policy may have tax consequences. See “Federal Tax Considerations.”

Loan Conditions:

•     You may take a loan against the Policy for amounts up to the Surrender Value, as calculated at the end of the Business Day on which we receive your signed request at the Service Center, minus loan interest you would have to pay by the next Policy anniversary date.

•     To secure the loan, we transfer an amount equal to the loan from the Variable Account and Fixed Account to the loan account, which is a part of our General Account. If your loan application does not specify any allocation instructions, we will transfer the loan from the Subaccounts and the Fixed Account on a pro-rata basis (that is, according to the percentage of Contract Value contained in each Subaccount and the Fixed Account).

• Amounts in the loan account earn interest at the guaranteed minimum rate of 3% per year, compounded annually. We may credit the loan account with an interest rate different from the Fixed Account.

•     We normally pay the amount of the loan within seven calendar days after we receive a proper loan request at the Service Center. We may postpone payment of loans under certain conditions. See “Surrenders and Withdrawals – When We Will Make Payments.”

•     We charge you interest on your loan. During the first fourteen Policy years, the current loan interest rate is 4.5%, with a maximum loan interest rate of 8% per year, compounded annually, on your loan. After the fourteenth Policy year, the maximum loan interest rate is 3%, compounded annually. We may change the interest rate, but we will notify you of any increase in loan interest at least 30 days before the new rate becomes effective. Interest is due and payable at the end of each Policy year, or, if earlier, on the date of any loan increase or repayment. Unpaid interest becomes part of the outstanding loan and accrues interest accordingly.

•     You may repay all or part of your outstanding loans at any time by sending the repayment to the Service Center. Loan repayments must be at least $25, and must be clearly marked as “loan repayments” or they will be credited as Premiums.

• Upon each loan repayment, we will transfer an amount equal to the loan repayment from the loan account to the fixed and/or Variable Account according to your current premium allocation instructions.
• We deduct any unpaid Loan Amount and any interest you owe, from the Surrender Value and from the Death Benefit Proceeds payable on the Insured’s death.

•     If any unpaid Loan Amount plus any interest you owe equals or exceeds the Contract Value, causing the Surrender Value to become zero, then your Policy will enter a 61-day grace period. See “Policy Lapse.”

Effects of Policy Loans

Risk of Policy Lapse. There are risks involved in taking a Policy loan, one of which is an increased potential for the Policy to Lapse. A Policy loan, whether or not repaid, affects the Policy, the Contract Value and the death benefit. We deduct any Loan Amounts (including any interest you owe) from the proceeds payable upon the death of the Insured and from the Surrender Value. Repaying the loan causes the Death Benefit Proceeds and Surrender Value to increase by the amount of the repayment. We will notify you (or any assignee of record) if the sum of your loans plus any interest you owe on the loans is more than the Contract Value. If you do not submit a sufficient payment during the 61-day grace period, your Policy will Lapse.

Risk of Investment Performance. As long as a loan is outstanding, we hold an amount equal to the Loan Amount in the loan account. The amount in the loan account is not affected by the Variable Account’s investment performance and may not be credited with the same interest rates currently accruing on the Fixed Account. Amounts transferred from the Variable Account to the loan account will affect the Contract Value because we credit such amounts with an interest rate we declare rather than a rate of return reflecting the investment results of the Variable Account.

Tax Risks. A Policy loan may also have possible adverse tax consequences. See “Federal Income Tax Considerations.” In addition, the tax consequences of a Policy loan after the fourteenth Policy year are uncertain. You should consult a tax adviser before taking out a Policy loan.

Policy Lapse and Reinstatement

Lapse

The following circumstances will cause your Policy to enter a 61-day grace period during which you must make a large enough payment to keep your Policy in force:

•

Your Policy’s Surrender Value becomes zero, and total Premiums you have paid, minus withdrawals (not including Surrender charges and processing fees), are less than the Cumulative Minimum Premiums required under the Policy; or

•

The total Premiums you have paid, minus withdrawals (not including Surrender charges and processing fees), are greater than the Cumulative Minimum Premiums, but the Contract Value, minus outstanding Loan Amount and any interest you would owe if you Surrendered the Policy, is too low to pay the entire Monthly Deduction when due.

Whenever your Policy enters the grace period, you must make a sufficient payment before the grace period ends. Market performance alone will not be deemed to constitute a sufficient payment. A premium payment is required. If you do not make a sufficient payment by the end of the grace period, then your Policy will terminate without value, insurance coverage will no longer be in effect, and you will receive no benefits. The payment must be large enough to cause either one of the following conditions:

1.	the Surrender Value must exceed zero, after deducting all due and unpaid Monthly Deductions; or
2.	total Premiums paid minus withdrawals (not including Surrender charges and processing fees) must exceed Cumulative Minimum Premiums, and the Contract Value, minus any outstanding Loan Amount and any interest you would owe if you Surrendered the Policy, must exceed zero, after deducting all due and unpaid Monthly Deductions.

If your Policy enters into a grace period, we will mail a notice to your last known address or to any assignee of record. We will mail the notice at least 31 days before the end of the grace period. The notice will specify the minimum payment required and the final date by which we must receive the payment to keep the Policy from lapsing. If we do not receive the specified minimum payment by the end of the grace period, all coverage under the Policy will terminate.

Reinstatement

We will consider reinstating a Lapsed Policy within three years after the Policy enters a grace period that ends with a Lapse (and prior to the Maturity Date).

If your Policy has Lapsed, you must do the following to reinstate the Policy:

•	complete a reinstatement application;
•	pay the unpaid Monthly Deductions due during the last expired grace period;
•	pay premium sufficient to keep the Policy in force for three months after the date of reinstatement; and
•	repay the entire Policy Loan Amount (including any interest you owed) that existed at the date of termination of coverage.

You must also provide evidence of insurability if any of the following apply to you:

•	your Policy Lapsed more than a year ago;
•	your Policy is rated;
•	your Policy’s face amount is over $500,000;
•	the Insured has gained or lost a significant amount of weight since your initial application;
•	there has been a significant change in the Insured’s medical condition since your initial application;
•	the Insured is employed in an occupation we consider hazardous; or
•	the Insured participates in activities we consider hazardous.

We will not reinstate any indebtedness unless required by state law. Your Contract Value on the reinstatement date will equal the Premiums paid at reinstatement, less the Policy loan repayment, times the Percent of Premium Factor, minus all unpaid Monthly Deductions due during the last expired grace period, minus an additional Monthly Deduction due at the time of reinstatement. The Surrender charges will still apply and will be calculated based on the original issue date of the Policy. The reinstatement date for your Policy will be the Monthly Due Date on or following the date we approve your application for reinstatement. In most states, we will apply the suicide and incontestability provisions from the reinstatement date, except that the suicide provision will not apply after age 100.

We will not consider your request for reinstatement unless you have paid sufficient Premiums and provided the requested evidence of insurability. Until we have received all required Premiums and evidence of insurability, we will hold your Premiums in our Reinstatement Suspense Account. If your reinstatement Premiums have been in our Reinstatement Suspense Account for more than 60 days, we will send a notice to your address of record reminding you that your Policy will remain Lapsed until you send in the required items and we approve your application. After we have held your reinstatement Premiums in our Reinstatement Suspense Account for 90 days, we will return your reinstatement Premiums to you and you will be required to re-apply for reinstatement of your Policy.

We may decline a request for reinstatement. We will not reinstate a Policy that has been Surrendered for the Surrender Value.

Federal Tax Considerations

The following summary provides a general description of the Federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Please consult counsel or other qualified tax advisers for more complete information. We base this discussion on our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service (the “IRS”). Federal income tax laws and the current interpretations by the IRS may change.

Tax Status of the Policy

A Policy must satisfy certain requirements set forth in the Tax Code in order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law. There is limited guidance as to how these requirements are to be applied. Nevertheless, we believe that a Policy issued on a standard Premium Class basis should satisfy the applicable Tax Code requirements. There is, however, some uncertainty about the application of the Tax Code requirements if a Policy is issued on a special Premium Class basis, and particularly if the full amount of Premiums permitted under the Policy is paid. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions and make other changes to your Policy that may be necessary in order to do so.

In some circumstances, Owners of variable life insurance contracts who retain excessive control over the investment of the underlying Portfolio assets of the Variable Account may be treated as the Owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the Owner of the underlying assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the Owners of the underlying Portfolio assets of the Variable Account.

In addition, the Tax Code requires that the investments of the Variable Account be “adequately diversified” in order to treat the Policy as a life insurance contract for Federal income tax purposes. We intend that the Variable Account, through the Portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

Tax Treatment of Policy Benefits

In General. We believe that the death benefit under a Policy generally should be excludible from the Beneficiary’s gross income. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the Beneficiary’s circumstances. You should consult a tax advisor on these consequences.

Generally, you will not be deemed to be in constructive receipt of the Contract Value. When distributions from a Policy occur, or when loans are taken out from or secured by (e.g., by assignment), a Policy, the tax consequences depend on whether the Policy is classified as a “Modified Endowment Contract.”

Modified Endowment Contracts. Under the Tax Code, certain life insurance contracts are classified as “Modified Endowment Contracts,” (“MEC”) with less favorable income tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to Premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general a Policy will be classified as a MEC if the amount of Premiums paid into the Policy causes the Policy to fail the “7-pay test.” A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level Premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a “material change” in the Policy’s benefits or other terms, even after the first seven Policy years, the Policy will have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit that is due to the payment of an unnecessary premium. Unnecessary Premiums are Premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy Owner should consult with a competent tax advisor to determine whether a Policy transaction will cause the Policy to be classified as a MEC.

Upon issuance of your Policy, we will notify you if your Policy is classified as a MEC based on the Initial Premium we receive. If any future payment we receive would cause your Policy to become a MEC, you will be notified. We will not invest that premium in the Policy until you notify us that you want to continue your Policy as a MEC.

Distributions (other than Death Benefits) from Modified Endowment Contracts. Policies classified as MECs are subject to the following tax rules:

•

All distributions other than death benefits from a MEC, including distributions upon Surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner’s investment in the Policy only after all gain has been distributed.

•	Loans taken from or secured by (e.g., by assignment) such a Policy are treated as distributions and taxed accordingly.
•

A 10% additional income tax is imposed on the amount included in income except where the distribution or loan is made when you have Attained Age 59  1/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you, and the Beneficiary.

•

If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time when the distribution is made could later become taxable as a distribution from a MEC.

Distributions (other than Death Benefits) from Policies that are not Modified Endowment Contracts. Distributions other than Death Benefits from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a MEC are generally not treated as distributions.

Finally, neither distributions from nor loans from or secured by a Policy that is not a MEC are subject to the 10% additional tax.

Investment in the Policy. Your investment in the Policy is generally your aggregate Premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. If a loan from a Policy is outstanding when the Policy is cancelled or Lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences. If your Policy has a large amount of indebtedness when it Lapses or is Surrendered, you might owe taxes that are much more than the Surrender Value you receive.

Multiple Policies. All MECs that we issue (or that our affiliates issue) to the same Owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the Owner’s income when a taxable distribution occurs.

Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Life Insurance Purchases by Residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Other Policy Owner Tax Matters. The tax consequences of continuing the Policy after the Insured reaches age 100 are unclear. The IRS has issued Revenue Procedure 2010-28 providing a safe harbor concerning the application of Sections 7702 and 7702A to life insurance contracts that have mortality guarantees based on the 2001 CSO Table and which may continue in force after an insured attains age 100. If a contract satisfies all the requirements of Sections 7702 and 7702A using all of the Age 100 Safe Harbor Testing Method requirements set forth in Rev. Proc. 2010-28, the IRS will not challenge the qualification of that contract under Sections 7702 and 7702A. Rev. Proc. 2010-28 also states that: “No adverse inference should be drawn with respect to the qualification of a contract as a life insurance contract under § 7702, or its status as not a MEC under § 7702A, merely by reason of a failure to satisfy all of the requirements of [the Age 100 Safe Harbor]

You should consult a tax advisor if you intend to keep the Policy in-force after the Insured reaches age 100. It is possible that the Internal Revenue Service might tax you as though you have Surrendered the Policy when the Insured reaches age 100, even if you keep the Policy in force. This could result in a very large tax liability for you. The tax liability might be much larger than the Surrender Value of this Policy.

Business Uses of the Policy. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business use of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax adviser as to the tax attributes of the arrangement.

Employer-owned Life Insurance Contracts. Pursuant to section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the Premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contract. It is the employer’s responsibility to verify the eligibility of the intended Insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j). These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy unless one of the exceptions under Code Section 264(f)(4) applies. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an Owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy. In Revenue Ruling 2011-9, the IRS held that the status of an insured as an employee “at the time first covered” for purposes of Section 264(f)(4) does not carry over from a contract given up in a Section 1035 tax-free exchange to a contract received in such an exchange. Therefore, the pro rata interest expense disallowance exception of Section 264(f)(4) does not apply to new policies received in Section 1035 tax-free exchanges unless such policies also qualify for the exception provided by Section 264(f)(4) of the Code.

Split-Dollar Arrangements. The Sarbanes-Oxley Act of 2002 prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

In addition, the IRS and Treasury have issued guidance relating to split-dollar insurance arrangements that significantly affects the tax treatment of such arrangements. This guidance affects all split-dollar arrangements, not just those involving publicly-traded companies. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the Policy or designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner’s estate for purposes of Federal estate tax if the Insured owned the Policy. If the Owner was not the Insured, the fair market value of the Policy would be included in the Owner’s estate upon the Owner’s death. The Policy would not be includable in the Insured’s estate if the Insured neither retained incidents of Ownership at death nor had given up Ownership within three years before death.

Moreover, under certain circumstances, the Tax Code may impose a “generation skipping transfer tax” when all or part of a life insurance Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Tax Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy Ownership and distributions under federal, state and local law. The individual situation of each Owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how Ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

The American Taxpayer Relief Act of 2012 (“ATRA”). ATRA permanently establishes the federal estate tax, gift tax and generation-skipping transfer tax exemptions at $5,000,000, indexed for inflation. ATRA also permanently establishes the maximum federal estate tax, gift tax and generation-skipping transfer tax rate at 40%. ATRA allows a deceased spouse’s estate to transfer any unused portion of the deceased spouse’s exemption amount to a surviving spouse. ATRA also unified the estate tax, gift tax and generation skipping transfer tax exemptions and provided for indexing of these exemptions for inflation beginning in 2012.

The Health Care and Education Reconciliation Act of 2010 (the “Act”). The Act imposes a 3.8% tax in taxable years beginning in 2013 on an amount equal to the lesser of (a) “net investment income”; or (b) the excess of a taxpayer’s modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). Proposed Regulations issued by the IRS define “net investment income” for this purpose as including taxable distributions from life insurance policies over allowable deductions, as such term is defined in the Act. Please consult the impact of the Act on you with a competent tax advisor.

Accelerated Death Benefit. The tax consequences associated with adding or electing to receive benefits under the Accelerated Death Benefit Rider are unclear. A tax adviser should be consulted about the tax consequences of adding this rider to a Policy or requesting payment under the rider.

Accelerated Benefit Rider for Terminal Illness. The tax consequences associated with adding or electing to receive benefits under the Accelerated Benefit Rider for Terminal Illness are unclear. A tax adviser should be consulted about the tax consequences of adding this rider to a Policy or requesting payment under the rider.

Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Policy Owner is subject to that tax.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a life insurance policy purchase.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Portfolios to foreign jurisdictions to the extent permitted under federal tax law.

Possible Tax Law Changes. While the likelihood of legislative changes is uncertain, there is always a possibility that the tax treatment of the Policy could change by legislation or otherwise. It is even possible that any legislative change could be retroactive (effective prior to the date of the change). Consult a tax adviser with respect to legislative developments and their effect on the Policy.

Possible Charges for Our Taxes. At the present time, we make no charge for any Federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the Subaccounts or to the Policy. We reserve the right to impose charges for any future taxes or economic burden we may incur.

Additional Information

Distribution of the Policies

Distribution and Principal Underwriting Agreement. We have entered into a distribution agreement with Farmers Financial Solutions, LLC (“FFS”), our affiliate, for the distribution and sale of the Policies. Pursuant to this agreement, FFS serves as principal underwriter for the Policies. FFS is affiliated with Farmers through Farmers’ parent that provides management-related services to the parent companies of FFS. FFS offers the Policies for sale through its sales representatives. We reimburse FFS for certain expenses it incurs in order to pay for the distribution of the Policies (e.g., commissions).

Compensation to Broker-Dealers Selling the Policies. We pay commissions to FFS for sales of the Policies by FFS’ sales representatives. Sales commissions may vary, but the commissions payable for Policy sales by sales representatives of FFS are expected not to exceed 69% of Premiums up to a target premium set by Farmers (we may pay additional amounts) and 4.74% of premium in excess of the target premium in the first year. In renewal years two through ten, the commission is not expected to exceed 6.6% of Premiums paid up to the target premium each year and 4.74% of Premiums in excess of the target premium. After year 10, the commission is not expected to exceed 0.185% of the Policy’s Contract Value each year. FFS may be required to return to us first year commissions if the Policy is not continued through the first Policy year.

Special Compensation Paid to FFS. We pay for FFS’ operating and other expenses, including overhead, legal, and accounting fees. We may also pay for certain sales expenses of FFS: sales representative training materials; marketing materials and advertising expenses; and certain other expenses of distributing the Policies. In addition, we contribute indirectly to the deferred compensation for FFS’ sales representatives. FFS pays its sales representatives a portion of the commissions received for their sales of the Policies.

FFS’ sales representatives and their managers are also eligible for various cash benefits, such as cash production incentive bonuses based on aggregate sales of our variable insurance policies (including this Policy) and/or other insurance products we issue, as well as certain insurance benefits and financing arrangements. On average, cash production incentive bonuses equate to 12% of first year Premiums up to a target premium set by Farmers.

In addition, FFS’ sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional non-cash compensation items. Non-cash compensation items that FFS and we may provide jointly include attendance at conferences, conventions, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, awards, merchandise and other similar items. By selling this Policy, sales representatives and/or their managers may qualify for these productivity benefits. FFS’ sales representatives and managers may receive other payments from us for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

Exclusive Access to FFS’ Distribution Network. In exchange for the amounts we pay to FFS, we receive exclusive access to FFS’ distribution network. The amounts we pay are designed especially to encourage the sale of our products by FFS. See the SAI for a discussion of the amounts of commissions and bonuses we have paid FFS in connection with its exclusive offering of the Policies and other Farmers variable life products.

The prospect of receiving, or the actual receipt, of the additional compensation may provide FFS and/or its sales representatives with an incentive to recommend the Policies to prospective Owners over the sales of other investments with respect to which FFS either does not receive additional compensation or receives lower levels of additional compensation.

Ask your sales representative for further information about the compensation your sales representative and FFS may receive in connection with your purchase of a Policy. Also inquire about any revenue sharing arrangements that we may have with FFS, including the conflicts of interest that such arrangements may create.

No specific charge is assessed directly to Policy Owners or the Variable Account to cover commissions and other incentives or payments described above in connection with the distribution of the Policies. However, we intend to recoup commissions and other sales expenses through the fees and charges we deduct under the Policy and through other corporate revenue.

You should be aware that FFS and its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these payments may create an incentive for the selling firm or its sales representatives to recommend or sell this Policy to you. You may wish to take such payments into account when considering and evaluating any recommendation relating to the Policy.

Legal Proceedings

Like other life insurance companies, we are involved in lawsuits that arise in the ordinary course of the Company’s business. These actions are in various stages of discovery and development, and some seek punitive as well as compensatory damages. In addition, we are, from time to time, involved as a party to various governmental and administrative proceedings. While it is not possible to predict the outcome of such matters with absolute certainty, at the present time, it appears that there are no pending or threatened lawsuits that are likely to have a material adverse impact on the Variable Account, on FFS’ ability to perform under its principal underwriting agreement, or on the Company’s ability to meet its obligations under the Policy.

Financial Statements

The audited financial statements of Farmers New World Life Insurance Company and of Farmers Variable Life Separate Account A are included in the SAI. You should consider the financial statements of Farmers New World Life Insurance Company as bearing only upon our ability to meet our obligations under the Policies. For a free copy of these audited financial statements, please call or write to us at the Service Center.

Table of Contents for the SAI

Glossary

For your convenience, we are providing a glossary of the special terms we use in this prospectus.

Accumulation Unit

An accounting unit we use to calculate Subaccount values. It measures the net investment results of each of the Subaccounts.

Attained Age

The Insured’s age on the issue date plus the number of years completed since the issue date.

Beneficiary

The person(s) you select to receive the death benefit from this Policy.

Business Day/Valuation Day

Each day that the NYSE is open for regular trading. Farmers New World Life Insurance Company is open to administer the Policy on each day the NYSE is open for regular trading. When we use the term “Business Day” in this prospectus, it has the same meaning as the term “valuation day” found in the Policy.

Cash Value

The Contract Value minus any applicable Surrender charge.

Company (we, us, our, Farmers, FNWL)

Farmers New World Life Insurance Company

Contract Value

The sum of the values you have in the Variable Account and the Fixed Account. If you have a loan outstanding, the Contract Value includes any amounts we hold in the loan account to secure the loan.

Cumulative Minimum Premiums

The sum of all monthly-mode minimum Premiums due since the issue date. The initial minimum premium is specified on the Policy specifications page. The minimum premium will change if you increase or decrease the Principal Sum or if certain other changes in the Policy occur.

Death Benefit Proceeds

The amount we will pay to the Beneficiary when we receive proof of the Insured’s death. We will increase the proceeds by any additional insurance benefits that are payable under the terms of any riders you added to the Policy, and we will reduce the proceeds by the amount of any outstanding loans (including any interest you owe), and any due and unpaid Monthly Deductions.

Fixed Account

An option to which you can direct your Contract Value under the Policy. It provides a guarantee of principal and interest. The assets supporting the Fixed Account are held in our General Account and are not part of, or dependent on, the investment performance of the Variable Account.

Fixed Account Value

The portion of your Contract Value allocated to the Fixed Account.

Fund(s)

Investment companies that are registered with the SEC. This Policy allows you to invest in the Portfolios of the Funds that are listed on the front page of this prospectus.

General Account

The account containing all of Farmers’ assets, other than those held in its separate accounts.

Home Office

The address of our Home Office is 3003—77th Avenue, S.E., Mercer Island, Washington 98040.

Initial Premium

The amount you must pay before insurance coverage begins under this Policy. The Initial Premium is shown on your Policy’s specification page.

Insured

The person whose life is Insured by this Policy.

Issue Age

The Insured’s age as of the last birthday before the issue date.

Issue Date

The date when life insurance coverage begins. We measure Policy months, Policy years, and Policy anniversaries from the issue date. On the issue date, we place your Initial Premium (times the Percent of Premium Factor) in the Fixed Account. The first Monthly Deduction occurs on the issue date. The entire Contract Value remains allocated to the Fixed Account until the Reallocation Date.

Lapse

When life insurance coverage ends because you do not have enough Cash Value to pay the Monthly Deduction and any outstanding Loan Amount (including any interest you owe on the loan(s)), and you have not made a sufficient payment by the end of a 61-day grace period. If you have paid total Premiums (minus withdrawals) that exceed cumulative minimum Premiums, then the Policy will enter a 61-day grace period only if the Contract Value (minus any outstanding Loan Amount, including any interest you owe) is too low to pay the entire Monthly Deduction due.

Loan Amount

The total amount of all outstanding Policy loans, including both principal and interest due. We deduct an amount equal to the Loan Amount from the Subaccounts and the Fixed Account and place it in the loan account as collateral for the loans. The loan account is part of our General Account.

Maturity Date

The Policy anniversary when the Insured reaches age 110 and life insurance coverage under this Policy ends. The Maturity Date is shown on the Policy specifications page.

Monthly Deduction

The amount we deduct from the Contract Value each month to pay for the insurance coverage. The Monthly Deduction includes the cost of insurance charge, the monthly administration charge, the cost of any riders, and any flat extra charge for a special Premium Class.

Monthly Due Date

The day of each month when we determine Policy charges and deduct them from Contract Value. It is the same date each month as the issue date. If there is no Business Day that coincides with the issue date in the calendar month, the Monthly Due Date is the next Business Day.

NYSE

The New York Stock Exchange

Percent of Premium Factor

The factor (currently 96.5%) by which we multiply each premium to determine the amount of premium credited to the Contract Value. We retain the balance of each premium to compensate us for certain expenses such as premium taxes and distribution expenses. The Percent of Premium Factor is shown on your Policy’s specifications page.

Portfolio

A Subaccount series of a Fund with its own objective and policies, which represents shares of beneficial interest in a separate Portfolio of securities and other assets. Portfolio is sometimes referred to herein as a Fund.

Premium Class

A classification that affects the cost of insurance rate and the premium required to insure an individual.

Premiums

All payments you make under the Policy other than loan repayments. When we use the term “premium” in this prospectus, it generally has the same meaning as “net premium” in the Policy, and means a premium multiplied by the Percent of Premium Factor.

Principal Sum

The dollar amount of insurance selected by the Owner. The Principal Sum on the issue date is set forth on the Policy’s specifications page. You may increase or decrease the Principal Sum under certain conditions. Certain actions you take, such as changing the death benefit option or taking a partial withdrawal, may affect the amount of the Principal Sum. The actual Death Benefit Proceeds we pay under the Policy may be more or less than the Principal Sum.

Reallocation Date

The date we reallocate any premium (plus interest) held in the Fixed Account to the Subaccounts and Fixed Account as you directed in your application. The Reallocation Date is the Record Date, plus the number of days in your state’s right to examine period, plus 10 days.

Record Date

The date we record your Policy in our books as an in force policy.

Right-to-Examine Period

The period when you may return the Policy and receive a refund. The length of the Right-to-Examine Period varies by state. It will be at least 10 days from the date you receive the Policy. The first page of your Policy shows your right to examine period.

Service Center

The address of the Service Center is P.O. Box 724208, Atlanta, GA 31139. McCamish Systems, L.L.C. (registered and known as “McCamish Systems, LLC Insurance Administrators” in the State of California only) is the administrator of the Policy. You can call the Service Center toll-free at 1-877-376-8008.

Subaccount

A division of the Variable Account that invests exclusively in shares of one Portfolio of a Fund. The investment performance of each Subaccount is linked directly to the investment performance of the Portfolio in which it invests.

Surrender

The termination of the Policy at the option of the Owner.

Surrender Value

The amount we will pay you if you Surrender the Policy while it is in force. The Surrender Value on the date you Surrender is equal to: the Contract Value, minus any Surrender charge, and minus any outstanding Loan Amount (and any interest you owe on the loan(s)).

Tax Code

The Internal Revenue Code of 1986, as amended.

Valuation Period

The period of time over which we determine the change in the value of the Subaccounts in order to price Accumulation Units. Each valuation period begins at the close of regular trading on the NYSE (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) on each Business Day and ends at the close of regular trading on the NYSE on the next Business Day.

Variable Account

Farmers Variable Life Separate Account A. It is a separate investment account that is divided into Subaccounts, each of which invests in a corresponding Portfolio of a designated Fund.

Written Notice

The Written Notice you must sign and send us to request or exercise your rights as Owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine is necessary, and (3) be received at our Service Center.

you (your, Owner)

The person entitled to exercise all rights as Owner under the Policy.

Appendix A—Guaranteed Maximum Cost of Insurance Rates

GUARANTEED MAXIMUM MONTHLY COST OF INSURANCE RATES
Male Non-Nicotine (Issue Ages 21-80)*
Per $1000 of Risk Insurance Amount
Attained Age	Cost of Insurance Rate	Attained Age	Cost of Insurance Rate	Attained Age	Cost of Insurance Rate	Attained Age	Cost of Insurance Rate	Attained Age	Cost of Insurance Rate	Attained Age	Cost of Insurance Rate
21	0.13788	35	0.14370	49	0.39205	62	1.35058	75	5.13652	88	16.39051
22	0.13539	36	0.15117	50	0.42611	63	1.50009	76	5.66811	89	17.59988
23	0.13207	37	0.16114	51	0.46514	64	1.66621	77	6.22379	90	18.85909
24	0.12875	38	0.17194	52	0.51000	65	1.84812	78	6.80688	91	20.19721
25	0.12459	39	0.18357	53	0.56150	66	2.04497	79	7.43566	92	21.66408
26	0.12210	40	0.19769	54	0.61881	67	2.25096	80	8.13005	93	23.40255
27	0.12044	41	0.21264	55	0.68276	68	2.48520	81	8.90834	94	25.73492
28	0.11961	42	0.22842	56	0.75254	69	2.73937	82	9.78630	95	29.22599
29	0.11961	43	0.24586	57	0.82646	70	3.02676	83	10.75978	96	34.96802
30	0.12044	44	0.26497	58	0.90869	71	3.35485	84	11.80967	97	44.93622
31	0.12293	45	0.28656	59	1.00089	72	3.73361	85	12.91190	98	61.89321
32	0.12625	46	0.30982	60	1.10389	73	4.16221	86	14.05233	99	83.06141
33	0.13124	47	0.33474	61	1.21851	74	4.63317	87	15.21353	100-109	0.00000
34	0.13705	48	0.36215

*	Different rates apply for male nicotine users, all females, and all juveniles (Issue Ages 0-20).

If the Insured is in a special Premium Class, the guaranteed maximum monthly cost of insurance rate will be the rate shown in the table times the special Premium Class rating factor shown on the Policy Specifications page.

The rates shown above are for the base Policy only. Separate maximum charges apply to each rider.

A-1

Appendix B—Table of Surrender Charge Factors

TABLE OF SURRENDER CHARGE FACTORS
Male Non-Nicotine (Preferred & Standard)
Number of Full Policy Years Completed Since the Issue Date
Issue Age	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15 or more
21	5.84	5.84	5.84	5.84	5.84	5.26	4.68	4.09	3.51	2.92	2.34	1.75	1.17	0.58	0.00	0.00
22	5.84	5.84	5.84	5.84	5.84	5.26	4.68	4.09	3.51	2.92	2.34	1.75	1.17	0.58	0.00	0.00
23	5.84	5.84	5.84	5.84	5.84	5.26	4.68	4.09	3.51	2.92	2.34	1.75	1.17	0.58	0.00	0.00
24	5.84	5.84	5.84	5.84	5.84	5.26	4.68	4.09	3.51	2.92	2.34	1.75	1.17	0.58	0.00	0.00
25	5.84	5.84	5.84	5.84	5.84	5.26	4.68	4.09	3.51	2.92	2.34	1.75	1.17	0.58	0.00	0.00
26	5.84	5.84	5.84	5.84	5.84	5.26	4.68	4.09	3.51	2.92	2.34	1.75	1.17	0.58	0.00	0.00
27	5.84	5.84	5.84	5.84	5.84	5.26	4.68	4.09	3.51	2.92	2.34	1.75	1.17	0.58	0.00	0.00
28	5.84	5.84	5.84	5.84	5.84	5.26	4.68	4.09	3.51	2.92	2.34	1.75	1.17	0.58	0.00	0.00
29	5.84	5.84	5.84	5.84	5.84	5.26	4.68	4.09	3.51	2.92	2.34	1.75	1.17	0.58	0.00	0.00
30	5.84	5.84	5.84	5.84	5.84	5.26	4.68	4.09	3.51	2.92	2.34	1.75	1.17	0.58	0.00	0.00
31	5.91	5.91	5.91	5.91	5.91	5.32	4.73	4.14	3.55	2.96	2.36	1.77	1.18	0.59	0.00	0.00
32	5.98	5.98	5.98	5.98	5.98	5.38	4.78	4.19	3.59	2.99	2.39	1.79	1.20	0.60	0.00	0.00
33	6.01	6.01	6.01	6.01	6.01	5.41	4.81	4.21	3.61	3.01	2.41	1.80	1.20	0.60	0.00	0.00
34	6.11	6.11	6.11	6.11	6.11	5.50	4.89	4.28	3.67	3.06	2.45	1.83	1.22	0.61	0.00	0.00
35	6.18	6.18	6.18	6.18	6.18	5.56	4.94	4.33	3.71	3.09	2.47	1.85	1.24	0.62	0.00	0.00
36	6.28	6.28	6.28	6.28	6.28	5.66	5.03	4.40	3.77	3.14	2.51	1.89	1.26	0.63	0.00	0.00
37	6.32	6.32	6.32	6.32	6.32	5.68	5.05	4.42	3.79	3.16	2.53	1.89	1.26	0.63	0.00	0.00
38	6.42	6.42	6.42	6.42	6.42	5.78	5.13	4.49	3.85	3.21	2.57	1.93	1.28	0.64	0.00	0.00
39	6.52	6.52	6.52	6.52	6.52	5.87	5.22	4.56	3.91	3.26	2.61	1.96	1.30	0.65	0.00	0.00
40	6.62	6.62	6.62	6.62	6.62	5.96	5.30	4.63	3.97	3.31	2.65	1.99	1.32	0.66	0.00	0.00
41	6.76	6.76	6.76	6.76	6.76	6.08	5.40	4.73	4.05	3.38	2.70	2.03	1.35	0.68	0.00	0.00
42	6.82	6.82	6.82	6.82	6.82	6.14	5.46	4.78	4.09	3.41	2.73	2.05	1.36	0.68	0.00	0.00
43	6.99	6.99	6.99	6.99	6.99	6.29	5.59	4.89	4.19	3.50	2.80	2.10	1.40	0.70	0.00	0.00
44	7.13	7.13	7.13	7.13	7.13	6.41	5.70	4.99	4.28	3.56	2.85	2.14	1.43	0.71	0.00	0.00
45	7.30	7.30	7.30	7.30	7.30	6.57	5.84	5.11	4.38	3.65	2.92	2.19	1.46	0.73	0.00	0.00
46	7.46	7.46	7.46	7.46	7.46	6.72	5.97	5.23	4.48	3.73	2.99	2.24	1.49	0.75	0.00	0.00
47	7.67	7.67	7.67	7.67	7.67	6.90	6.13	5.37	4.60	3.83	3.07	2.30	1.53	0.77	0.00	0.00
48	7.87	7.87	7.87	7.87	7.87	7.08	6.30	5.51	4.72	3.93	3.15	2.36	1.57	0.79	0.00	0.00
49	8.14	8.14	8.14	8.14	8.14	7.33	6.51	5.70	4.88	4.07	3.26	2.44	1.63	0.81	0.00	0.00
50	8.38	8.38	8.38	8.38	8.38	7.54	6.70	5.86	5.03	4.19	3.35	2.51	1.68	0.84	0.00	0.00
51	8.65	8.65	8.65	8.65	8.65	7.78	6.92	6.05	5.19	4.32	3.46	2.59	1.73	0.86	0.00	0.00
52	8.95	8.95	8.95	8.95	8.95	8.05	7.16	6.26	5.37	4.47	3.58	2.68	1.79	0.89	0.00	0.00
53	9.29	9.29	9.29	9.29	9.29	8.36	7.43	6.50	5.57	4.64	3.71	2.79	1.86	0.93	0.00	0.00
54	9.62	9.62	9.62	9.62	9.62	8.66	7.70	6.74	5.77	4.81	3.85	2.89	1.92	0.96	0.00	0.00
55	10.06	10.06	10.06	10.06	10.06	9.06	8.05	7.04	6.04	5.03	4.03	3.02	2.01	1.01	0.00	0.00
56	10.47	10.47	10.47	10.47	10.47	9.42	8.37	7.33	6.28	5.23	4.19	3.14	2.09	1.05	0.00	0.00
57	10.91	10.91	10.91	10.91	10.91	9.82	8.72	7.63	6.54	5.45	4.36	3.27	2.18	1.09	0.00	0.00
58	11.41	11.41	11.41	11.41	11.41	10.27	9.13	7.99	6.85	5.71	4.57	3.42	2.28	1.14	0.00	0.00
59	11.99	11.99	11.99	11.99	11.99	10.79	9.59	8.39	7.19	5.99	4.79	3.60	2.40	1.20	0.00	0.00

TABLE OF SURRENDER CHARGE FACTORS
Male Non-Nicotine (Preferred & Standard)
Number of Full Policy Years Completed Since the Issue Date
Issue Age	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15 or more
60	12.56	12.56	12.56	12.56	12.56	11.30	10.05	8.79	7.54	6.28	5.02	3.77	2.51	1.26	0.00	0.00
61	13.17	13.17	13.17	13.17	13.17	11.85	10.53	9.22	7.90	6.58	5.27	3.95	2.63	1.32	0.00	0.00
62	13.88	13.88	13.88	13.88	13.88	12.49	11.10	9.71	8.33	6.94	5.55	4.16	2.78	1.39	0.00	0.00
63	14.62	14.62	14.62	14.62	14.62	13.16	11.70	10.23	8.77	7.31	5.85	4.39	2.92	1.46	0.00	0.00
64	15.43	15.43	15.43	15.43	15.43	13.89	12.34	10.80	9.26	7.71	6.17	4.63	3.09	1.54	0.00	0.00
65	16.25	16.25	16.25	16.25	16.25	14.63	13.00	11.38	9.75	8.13	6.50	4.88	3.25	1.63	0.00	0.00
66	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
67	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
68	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
69	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
70	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
71	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
72	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
73	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
74	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
75	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
76	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
77	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
78	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
79	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
80	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

TABLE OF SURRENDER CHARGE FACTORS
Female Non-Nicotine (Preferred & Standard)
Number of Full Policy Years Completed Since the Issue Date
Issue Age	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15 or more
21	5.74	5.74	5.74	5.74	5.74	5.17	4.59	4.02	3.45	2.87	2.30	1.72	1.15	0.57	0.00	0.00
22	5.74	5.74	5.74	5.74	5.74	5.17	4.59	4.02	3.45	2.87	2.30	1.72	1.15	0.57	0.00	0.00
23	5.74	5.74	5.74	5.74	5.74	5.17	4.59	4.02	3.45	2.87	2.30	1.72	1.15	0.57	0.00	0.00
24	5.74	5.74	5.74	5.74	5.74	5.17	4.59	4.02	3.45	2.87	2.30	1.72	1.15	0.57	0.00	0.00
25	5.74	5.74	5.74	5.74	5.74	5.17	4.59	4.02	3.45	2.87	2.30	1.72	1.15	0.57	0.00	0.00
26	5.74	5.74	5.74	5.74	5.74	5.17	4.59	4.02	3.45	2.87	2.30	1.72	1.15	0.57	0.00	0.00
27	5.74	5.74	5.74	5.74	5.74	5.17	4.59	4.02	3.45	2.87	2.30	1.72	1.15	0.57	0.00	0.00
28	5.74	5.74	5.74	5.74	5.74	5.17	4.59	4.02	3.45	2.87	2.30	1.72	1.15	0.57	0.00	0.00
29	5.74	5.74	5.74	5.74	5.74	5.17	4.59	4.02	3.45	2.87	2.30	1.72	1.15	0.57	0.00	0.00
30	5.74	5.74	5.74	5.74	5.74	5.17	4.59	4.02	3.45	2.87	2.30	1.72	1.15	0.57	0.00	0.00
31	5.78	5.78	5.78	5.78	5.78	5.20	4.62	4.04	3.47	2.89	2.31	1.73	1.16	0.58	0.00	0.00
32	5.81	5.81	5.81	5.81	5.81	5.23	4.65	4.07	3.49	2.91	2.32	1.74	1.16	0.58	0.00	0.00
33	5.84	5.84	5.84	5.84	5.84	5.26	4.68	4.09	3.51	2.92	2.34	1.75	1.17	0.58	0.00	0.00
34	5.91	5.91	5.91	5.91	5.91	5.32	4.73	4.14	3.55	2.96	2.36	1.77	1.18	0.59	0.00	0.00
35	5.95	5.95	5.95	5.95	5.95	5.35	4.76	4.16	3.57	2.97	2.38	1.78	1.19	0.59	0.00	0.00

TABLE OF SURRENDER CHARGE FACTORS
Female Non-Nicotine (Preferred & Standard)
Number of Full Policy Years Completed Since the Issue Date
Issue Age	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15 or more
36	5.98	5.98	5.98	5.98	5.98	5.38	4.78	4.19	3.59	2.99	2.39	1.79	1.20	0.60	0.00	0.00
37	6.08	6.08	6.08	6.08	6.08	5.47	4.86	4.26	3.65	3.04	2.43	1.82	1.22	0.61	0.00	0.00
38	6.11	6.11	6.11	6.11	6.11	5.50	4.89	4.28	3.67	3.06	2.45	1.83	1.22	0.61	0.00	0.00
39	6.18	6.18	6.18	6.18	6.18	5.56	4.94	4.33	3.71	3.09	2.47	1.85	1.24	0.62	0.00	0.00
40	6.28	6.28	6.28	6.28	6.28	5.66	5.03	4.40	3.77	3.14	2.51	1.89	1.26	0.63	0.00	0.00
41	6.35	6.35	6.35	6.35	6.35	5.72	5.08	4.45	3.81	3.18	2.54	1.91	1.27	0.64	0.00	0.00
42	6.42	6.42	6.42	6.42	6.42	5.78	5.13	4.49	3.85	3.21	2.57	1.93	1.28	0.64	0.00	0.00
43	6.49	6.49	6.49	6.49	6.49	5.84	5.19	4.54	3.89	3.24	2.59	1.95	1.30	0.65	0.00	0.00
44	6.62	6.62	6.62	6.62	6.62	5.96	5.30	4.63	3.97	3.31	2.65	1.99	1.32	0.66	0.00	0.00
45	6.69	6.69	6.69	6.69	6.69	6.02	5.35	4.68	4.01	3.34	2.68	2.01	1.34	0.67	0.00	0.00
46	6.82	6.82	6.82	6.82	6.82	6.14	5.46	4.78	4.09	3.41	2.73	2.05	1.36	0.68	0.00	0.00
47	6.92	6.92	6.92	6.92	6.92	6.23	5.54	4.85	4.15	3.46	2.77	2.08	1.38	0.69	0.00	0.00
48	7.09	7.09	7.09	7.09	7.09	6.38	5.67	4.97	4.26	3.55	2.84	2.13	1.42	0.71	0.00	0.00
49	7.19	7.19	7.19	7.19	7.19	6.47	5.76	5.04	4.32	3.60	2.88	2.16	1.44	0.72	0.00	0.00
50	7.36	7.36	7.36	7.36	7.36	6.63	5.89	5.15	4.42	3.68	2.95	2.21	1.47	0.74	0.00	0.00
51	7.53	7.53	7.53	7.53	7.53	6.78	6.02	5.27	4.52	3.77	3.01	2.26	1.51	0.75	0.00	0.00
52	7.70	7.70	7.70	7.70	7.70	6.93	6.16	5.39	4.62	3.85	3.08	2.31	1.54	0.77	0.00	0.00
53	7.90	7.90	7.90	7.90	7.90	7.11	6.32	5.53	4.74	3.95	3.16	2.37	1.58	0.79	0.00	0.00
54	8.14	8.14	8.14	8.14	8.14	7.33	6.51	5.70	4.88	4.07	3.26	2.44	1.63	0.81	0.00	0.00
55	8.38	8.38	8.38	8.38	8.38	7.54	6.70	5.86	5.03	4.19	3.35	2.51	1.68	0.84	0.00	0.00
56	8.58	8.58	8.58	8.58	8.58	7.72	6.86	6.01	5.15	4.29	3.43	2.57	1.72	0.86	0.00	0.00
57	8.88	8.88	8.88	8.88	8.88	7.99	7.10	6.22	5.33	4.44	3.55	2.66	1.78	0.89	0.00	0.00
58	9.12	9.12	9.12	9.12	9.12	8.21	7.29	6.38	5.47	4.56	3.65	2.74	1.82	0.91	0.00	0.00
59	9.46	9.46	9.46	9.46	9.46	8.51	7.56	6.62	5.67	4.73	3.78	2.84	1.89	0.95	0.00	0.00
60	9.79	9.79	9.79	9.79	9.79	8.81	7.83	6.86	5.88	4.90	3.92	2.94	1.96	0.98	0.00	0.00
61	10.10	10.10	10.10	10.10	10.10	9.09	8.08	7.07	6.06	5.05	4.04	3.03	2.02	1.01	0.00	0.00
62	10.40	10.40	10.40	10.40	10.40	9.36	8.32	7.28	6.24	5.20	4.16	3.12	2.08	1.04	0.00	0.00
63	10.77	10.77	10.77	10.77	10.77	9.69	8.62	7.54	6.46	5.39	4.31	3.23	2.15	1.08	0.00	0.00
64	11.14	11.14	11.14	11.14	11.14	10.03	8.91	7.80	6.69	5.57	4.46	3.34	2.23	1.11	0.00	0.00
65	11.58	11.58	11.58	11.58	11.58	10.42	9.26	8.11	6.95	5.79	4.63	3.47	2.32	1.16	0.00	0.00
66	12.91	12.91	12.91	11.62	10.33	9.04	7.75	6.46	5.16	3.87	2.58	1.94	1.29	0.65	0.00	0.00
67	13.66	13.66	13.66	12.30	10.93	9.56	8.20	6.83	5.46	4.10	2.73	2.05	1.37	0.68	0.00	0.00
68	14.41	14.41	14.41	12.97	11.53	10.09	8.65	7.21	5.76	4.32	2.88	2.16	1.44	0.72	0.00	0.00
69	15.28	15.28	15.28	13.75	12.22	10.69	9.17	7.64	6.11	4.58	3.06	2.29	1.53	0.76	0.00	0.00
70	16.21	16.21	16.21	14.59	12.97	11.35	9.73	8.11	6.48	4.86	3.24	2.43	1.62	0.81	0.00	0.00
71	17.41	17.41	17.41	15.67	13.93	12.19	10.45	8.71	6.96	5.22	3.48	2.61	1.74	0.87	0.00	0.00
72	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
73	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
74	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
75	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
76	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

TABLE OF SURRENDER CHARGE FACTORS
Female Non-Nicotine (Preferred & Standard)
Number of Full Policy Years Completed Since the Issue Date
Issue Age	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15 or more
77	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
78	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
79	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
80	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

TABLE OF SURRENDER CHARGE FACTORS
Male Nicotine
Number of Full Policy Years Completed Since the Issue Date
Issue Age	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15 or more
0	5.36	5.36	5.36	5.36	5.36	4.82	4.29	3.75	3.22	2.68	2.14	1.61	1.07	0.54	0.00	0.00
1	5.36	5.36	5.36	5.36	5.36	4.82	4.29	3.75	3.22	2.68	2.14	1.61	1.07	0.54	0.00	0.00
2	5.36	5.36	5.36	5.36	5.36	4.82	4.29	3.75	3.22	2.68	2.14	1.61	1.07	0.54	0.00	0.00
3	5.36	5.36	5.36	5.36	5.36	4.82	4.29	3.75	3.22	2.68	2.14	1.61	1.07	0.54	0.00	0.00
4	5.36	5.36	5.36	5.36	5.36	4.82	4.29	3.75	3.22	2.68	2.14	1.61	1.07	0.54	0.00	0.00
5	5.36	5.36	5.36	5.36	5.36	4.82	4.29	3.75	3.22	2.68	2.14	1.61	1.07	0.54	0.00	0.00
6	5.36	5.36	5.36	5.36	5.36	4.82	4.29	3.75	3.22	2.68	2.14	1.61	1.07	0.54	0.00	0.00
7	5.36	5.36	5.36	5.36	5.36	4.82	4.29	3.75	3.22	2.68	2.14	1.61	1.07	0.54	0.00	0.00
8	5.36	5.36	5.36	5.36	5.36	4.82	4.29	3.75	3.22	2.68	2.14	1.61	1.07	0.54	0.00	0.00
9	5.36	5.36	5.36	5.36	5.36	4.82	4.29	3.75	3.22	2.68	2.14	1.61	1.07	0.54	0.00	0.00
10	5.36	5.36	5.36	5.36	5.36	4.82	4.29	3.75	3.22	2.68	2.14	1.61	1.07	0.54	0.00	0.00
11	5.38	5.38	5.38	5.38	5.38	4.85	4.31	3.77	3.23	2.69	2.15	1.62	1.08	0.54	0.00	0.00
12	5.43	5.43	5.43	5.43	5.43	4.89	4.34	3.80	3.26	2.71	2.17	1.63	1.09	0.54	0.00	0.00
13	5.50	5.50	5.50	5.50	5.50	4.95	4.40	3.85	3.30	2.75	2.20	1.65	1.10	0.55	0.00	0.00
14	5.56	5.56	5.56	5.56	5.56	5.01	4.45	3.89	3.34	2.78	2.23	1.67	1.11	0.56	0.00	0.00
15	5.84	5.84	5.84	5.84	5.84	5.26	4.68	4.09	3.51	2.92	2.34	1.75	1.17	0.58	0.00	0.00
16	5.88	5.88	5.88	5.88	5.88	5.29	4.70	4.12	3.53	2.94	2.35	1.76	1.18	0.59	0.00	0.00
17	5.90	5.90	5.90	5.90	5.90	5.31	4.72	4.13	3.54	2.95	2.36	1.77	1.18	0.59	0.00	0.00
18	5.93	5.93	5.93	5.93	5.93	5.34	4.75	4.15	3.56	2.97	2.37	1.78	1.19	0.59	0.00	0.00
19	5.96	5.96	5.96	5.96	5.96	5.36	4.76	4.17	3.57	2.98	2.38	1.79	1.19	0.60	0.00	0.00
20	5.99	5.99	5.99	5.99	5.99	5.39	4.79	4.19	3.59	3.00	2.40	1.80	1.20	0.60	0.00	0.00
21	6.01	6.01	6.01	6.01	6.01	5.41	4.81	4.21	3.61	3.01	2.41	1.80	1.20	0.60	0.00	0.00
22	6.05	6.05	6.05	6.05	6.05	5.44	4.84	4.23	3.63	3.02	2.42	1.81	1.21	0.60	0.00	0.00
23	6.07	6.07	6.07	6.07	6.07	5.46	4.86	4.25	3.64	3.03	2.43	1.82	1.21	0.61	0.00	0.00
24	6.10	6.10	6.10	6.10	6.10	5.49	4.88	4.27	3.66	3.05	2.44	1.83	1.22	0.61	0.00	0.00
25	6.13	6.13	6.13	6.13	6.13	5.51	4.90	4.29	3.68	3.06	2.45	1.84	1.23	0.61	0.00	0.00
26	6.15	6.15	6.15	6.15	6.15	5.53	4.92	4.30	3.69	3.07	2.46	1.84	1.23	0.61	0.00	0.00
27	6.18	6.18	6.18	6.18	6.18	5.56	4.94	4.33	3.71	3.09	2.47	1.85	1.24	0.62	0.00	0.00
28	6.20	6.20	6.20	6.20	6.20	5.58	4.96	4.34	3.72	3.10	2.48	1.86	1.24	0.62	0.00	0.00
29	6.24	6.24	6.24	6.24	6.24	5.61	4.99	4.37	3.74	3.12	2.50	1.87	1.25	0.62	0.00	0.00
30	6.26	6.26	6.26	6.26	6.26	5.63	5.01	4.38	3.76	3.13	2.50	1.88	1.25	0.63	0.00	0.00
31	6.40	6.40	6.40	6.40	6.40	5.76	5.12	4.48	3.84	3.20	2.56	1.92	1.28	0.64	0.00	0.00

TABLE OF SURRENDER CHARGE FACTORS
Male Nicotine
Number of Full Policy Years Completed Since the Issue Date
Issue Age	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15 or more
32	6.53	6.53	6.53	6.53	6.53	5.88	5.22	4.57	3.92	3.27	2.61	1.96	1.31	0.65	0.00	0.00
33	6.62	6.62	6.62	6.62	6.62	5.96	5.30	4.63	3.97	3.31	2.65	1.99	1.32	0.66	0.00	0.00
34	6.82	6.82	6.82	6.82	6.82	6.14	5.46	4.78	4.09	3.41	2.73	2.05	1.36	0.68	0.00	0.00
35	6.97	6.97	6.97	6.97	6.97	6.27	5.58	4.88	4.18	3.48	2.79	2.09	1.39	0.70	0.00	0.00
36	7.18	7.18	7.18	7.18	7.18	6.47	5.75	5.03	4.31	3.59	2.87	2.16	1.44	0.72	0.00	0.00
37	7.28	7.28	7.28	7.28	7.28	6.56	5.83	5.10	4.37	3.64	2.91	2.19	1.46	0.73	0.00	0.00
38	7.51	7.51	7.51	7.51	7.51	6.76	6.01	5.26	4.51	3.75	3.00	2.25	1.50	0.75	0.00	0.00
39	7.73	7.73	7.73	7.73	7.73	6.96	6.19	5.41	4.64	3.87	3.09	2.32	1.55	0.77	0.00	0.00
40	7.97	7.97	7.97	7.97	7.97	7.17	6.38	5.58	4.78	3.99	3.19	2.39	1.59	0.80	0.00	0.00
41	8.27	8.27	8.27	8.27	8.27	7.45	6.62	5.79	4.96	4.14	3.31	2.48	1.65	0.83	0.00	0.00
42	8.47	8.47	8.47	8.47	8.47	7.62	6.77	5.93	5.08	4.23	3.39	2.54	1.69	0.85	0.00	0.00
43	8.85	8.85	8.85	8.85	8.85	7.96	7.08	6.19	5.31	4.42	3.54	2.65	1.77	0.88	0.00	0.00
44	9.19	9.19	9.19	9.19	9.19	8.27	7.35	6.43	5.51	4.59	3.67	2.76	1.84	0.92	0.00	0.00
45	9.59	9.59	9.59	9.59	9.59	8.63	7.67	6.71	5.75	4.80	3.84	2.88	1.92	0.96	0.00	0.00
46	9.85	9.85	9.85	9.85	9.85	8.86	7.88	6.89	5.91	4.92	3.94	2.95	1.97	0.98	0.00	0.00
47	10.15	10.15	10.15	10.15	10.15	9.14	8.12	7.11	6.09	5.08	4.06	3.05	2.03	1.02	0.00	0.00
48	10.46	10.46	10.46	10.46	10.46	9.41	8.36	7.32	6.27	5.23	4.18	3.14	2.09	1.05	0.00	0.00
49	10.86	10.86	10.86	10.86	10.86	9.77	8.69	7.60	6.52	5.43	4.34	3.26	2.17	1.09	0.00	0.00
50	11.19	11.19	11.19	11.19	11.19	10.07	8.95	7.83	6.71	5.59	4.48	3.36	2.24	1.12	0.00	0.00
51	11.56	11.56	11.56	11.56	11.56	10.40	9.25	8.09	6.94	5.78	4.62	3.47	2.31	1.16	0.00	0.00
52	11.98	11.98	11.98	11.98	11.98	10.78	9.58	8.38	7.19	5.99	4.79	3.59	2.40	1.20	0.00	0.00
53	12.43	12.43	12.43	12.43	12.43	11.18	9.94	8.70	7.46	6.21	4.97	3.73	2.49	1.24	0.00	0.00
54	12.86	12.86	12.86	12.86	12.86	11.58	10.29	9.01	7.72	6.43	5.15	3.86	2.57	1.29	0.00	0.00
55	13.44	13.44	13.44	13.44	13.44	12.09	10.75	9.41	8.06	6.72	5.38	4.03	2.69	1.34	0.00	0.00
56	13.93	13.93	13.93	13.93	13.93	12.54	11.15	9.75	8.36	6.97	5.57	4.18	2.79	1.39	0.00	0.00
57	14.45	14.45	14.45	14.45	14.45	13.01	11.56	10.12	8.67	7.23	5.78	4.34	2.89	1.45	0.00	0.00
58	15.04	15.04	15.04	15.04	15.04	13.54	12.03	10.53	9.03	7.52	6.02	4.51	3.01	1.50	0.00	0.00
59	15.71	15.71	15.71	15.71	15.71	14.14	12.57	11.00	9.43	7.86	6.28	4.71	3.14	1.57	0.00	0.00
60	16.25	16.25	16.25	16.25	16.25	14.63	13.00	11.38	9.75	8.13	6.50	4.88	3.25	1.63	0.00	0.00
61	16.25	16.25	16.25	16.25	16.25	14.63	13.00	11.38	9.75	8.13	6.50	4.88	3.25	1.63	0.00	0.00
62	16.25	16.25	16.25	16.25	16.25	14.63	13.00	11.38	9.75	8.13	6.50	4.88	3.25	1.63	0.00	0.00
63	16.25	16.25	16.25	16.25	16.25	14.63	13.00	11.38	9.75	8.13	6.50	4.88	3.25	1.63	0.00	0.00
64	16.25	16.25	16.25	16.25	16.25	14.63	13.00	11.38	9.75	8.13	6.50	4.88	3.25	1.63	0.00	0.00
65	16.25	16.25	16.25	16.25	16.25	14.63	13.00	11.38	9.75	8.13	6.50	4.88	3.25	1.63	0.00	0.00
66	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
67	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
68	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
69	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
70	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
71	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
72	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

TABLE OF SURRENDER CHARGE FACTORS
Male Nicotine
Number of Full Policy Years Completed Since the Issue Date
Issue Age	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15 or more
73	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
74	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
75	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
76	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
77	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
78	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
79	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
80	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

TABLE OF SURRENDER CHARGE FACTORS
Female Nicotine
Number of Full Policy Years Completed Since the Issue Date
Issue Age	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15 or more
0	5.32	5.32	5.32	5.32	5.32	4.78	4.25	3.72	3.19	2.66	2.13	1.59	1.06	0.53	0.00	0.00
1	5.32	5.32	5.32	5.32	5.32	4.78	4.25	3.72	3.19	2.66	2.13	1.59	1.06	0.53	0.00	0.00
2	5.32	5.32	5.32	5.32	5.32	4.78	4.25	3.72	3.19	2.66	2.13	1.59	1.06	0.53	0.00	0.00
3	5.32	5.32	5.32	5.32	5.32	4.78	4.25	3.72	3.19	2.66	2.13	1.59	1.06	0.53	0.00	0.00
4	5.32	5.32	5.32	5.32	5.32	4.78	4.25	3.72	3.19	2.66	2.13	1.59	1.06	0.53	0.00	0.00
5	5.32	5.32	5.32	5.32	5.32	4.78	4.25	3.72	3.19	2.66	2.13	1.59	1.06	0.53	0.00	0.00
6	5.32	5.32	5.32	5.32	5.32	4.78	4.25	3.72	3.19	2.66	2.13	1.59	1.06	0.53	0.00	0.00
7	5.32	5.32	5.32	5.32	5.32	4.78	4.25	3.72	3.19	2.66	2.13	1.59	1.06	0.53	0.00	0.00
8	5.32	5.32	5.32	5.32	5.32	4.78	4.25	3.72	3.19	2.66	2.13	1.59	1.06	0.53	0.00	0.00
9	5.32	5.32	5.32	5.32	5.32	4.78	4.25	3.72	3.19	2.66	2.13	1.59	1.06	0.53	0.00	0.00
10	5.32	5.32	5.32	5.32	5.32	4.78	4.25	3.72	3.19	2.66	2.13	1.59	1.06	0.53	0.00	0.00
11	5.32	5.32	5.32	5.32	5.32	4.78	4.25	3.72	3.19	2.66	2.13	1.59	1.06	0.53	0.00	0.00
12	5.36	5.36	5.36	5.36	5.36	4.82	4.29	3.75	3.22	2.68	2.14	1.61	1.07	0.54	0.00	0.00
13	5.36	5.36	5.36	5.36	5.36	4.82	4.29	3.75	3.22	2.68	2.14	1.61	1.07	0.54	0.00	0.00
14	5.38	5.38	5.38	5.38	5.38	4.85	4.31	3.77	3.23	2.69	2.15	1.62	1.08	0.54	0.00	0.00
15	5.61	5.61	5.61	5.61	5.61	5.05	4.49	3.93	3.37	2.80	2.24	1.68	1.12	0.56	0.00	0.00
16	5.63	5.63	5.63	5.63	5.63	5.07	4.50	3.94	3.38	2.82	2.25	1.69	1.13	0.56	0.00	0.00
17	5.69	5.69	5.69	5.69	5.69	5.12	4.55	3.98	3.41	2.84	2.27	1.71	1.14	0.57	0.00	0.00
18	5.71	5.71	5.71	5.71	5.71	5.14	4.57	4.00	3.43	2.85	2.28	1.71	1.14	0.57	0.00	0.00
19	5.77	5.77	5.77	5.77	5.77	5.19	4.61	4.04	3.46	2.88	2.31	1.73	1.15	0.58	0.00	0.00
20	5.79	5.79	5.79	5.79	5.79	5.21	4.63	4.05	3.47	2.89	2.32	1.74	1.16	0.58	0.00	0.00
21	5.89	5.89	5.89	5.89	5.89	5.30	4.71	4.12	3.53	2.94	2.36	1.77	1.18	0.59	0.00	0.00
22	5.91	5.91	5.91	5.91	5.91	5.32	4.73	4.14	3.55	2.96	2.36	1.77	1.18	0.59	0.00	0.00
23	5.95	5.95	5.95	5.95	5.95	5.35	4.76	4.16	3.57	2.97	2.38	1.78	1.19	0.59	0.00	0.00
24	5.97	5.97	5.97	5.97	5.97	5.37	4.77	4.18	3.58	2.98	2.39	1.79	1.19	0.60	0.00	0.00
25	5.99	5.99	5.99	5.99	5.99	5.39	4.79	4.19	3.59	3.00	2.40	1.80	1.20	0.60	0.00	0.00
26	6.01	6.01	6.01	6.01	6.01	5.41	4.81	4.21	3.61	3.01	2.41	1.80	1.20	0.60	0.00	0.00
27	6.04	6.04	6.04	6.04	6.04	5.43	4.83	4.22	3.62	3.02	2.41	1.81	1.21	0.60	0.00	0.00

TABLE OF SURRENDER CHARGE FACTORS
Female Nicotine
Number of Full Policy Years Completed Since the Issue Date
Issue Age	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15 or more
28	6.07	6.07	6.07	6.07	6.07	5.46	4.86	4.25	3.64	3.03	2.43	1.82	1.21	0.61	0.00	0.00
29	6.09	6.09	6.09	6.09	6.09	5.48	4.87	4.26	3.65	3.05	2.44	1.83	1.22	0.61	0.00	0.00
30	6.11	6.11	6.11	6.11	6.11	5.50	4.89	4.28	3.67	3.06	2.45	1.83	1.22	0.61	0.00	0.00
31	6.19	6.19	6.19	6.19	6.19	5.57	4.95	4.34	3.72	3.10	2.48	1.86	1.24	0.62	0.00	0.00
32	6.27	6.27	6.27	6.27	6.27	5.64	5.02	4.39	3.76	3.14	2.51	1.88	1.25	0.63	0.00	0.00
33	6.35	6.35	6.35	6.35	6.35	5.72	5.08	4.45	3.81	3.18	2.54	1.91	1.27	0.64	0.00	0.00
34	6.49	6.49	6.49	6.49	6.49	5.84	5.19	4.54	3.89	3.24	2.59	1.95	1.30	0.65	0.00	0.00
35	6.58	6.58	6.58	6.58	6.58	5.92	5.26	4.60	3.95	3.29	2.63	1.97	1.32	0.66	0.00	0.00
36	6.67	6.67	6.67	6.67	6.67	6.00	5.33	4.67	4.00	3.33	2.67	2.00	1.33	0.67	0.00	0.00
37	6.87	6.87	6.87	6.87	6.87	6.18	5.49	4.81	4.12	3.43	2.75	2.06	1.37	0.69	0.00	0.00
38	6.97	6.97	6.97	6.97	6.97	6.27	5.58	4.88	4.18	3.48	2.79	2.09	1.39	0.70	0.00	0.00
39	7.13	7.13	7.13	7.13	7.13	6.41	5.70	4.99	4.28	3.56	2.85	2.14	1.43	0.71	0.00	0.00
40	7.35	7.35	7.35	7.35	7.35	6.62	5.88	5.15	4.41	3.68	2.94	2.21	1.47	0.74	0.00	0.00
41	7.52	7.52	7.52	7.52	7.52	6.77	6.02	5.26	4.51	3.76	3.01	2.26	1.50	0.75	0.00	0.00
42	7.69	7.69	7.69	7.69	7.69	6.92	6.15	5.38	4.61	3.84	3.08	2.31	1.54	0.77	0.00	0.00
43	7.87	7.87	7.87	7.87	7.87	7.08	6.30	5.51	4.72	3.93	3.15	2.36	1.57	0.79	0.00	0.00
44	8.18	8.18	8.18	8.18	8.18	7.37	6.55	5.73	4.91	4.09	3.27	2.46	1.64	0.82	0.00	0.00
45	8.38	8.38	8.38	8.38	8.38	7.54	6.70	5.86	5.03	4.19	3.35	2.51	1.68	0.84	0.00	0.00
46	8.59	8.59	8.59	8.59	8.59	7.73	6.87	6.01	5.15	4.29	3.44	2.58	1.72	0.86	0.00	0.00
47	8.72	8.72	8.72	8.72	8.72	7.85	6.98	6.11	5.23	4.36	3.49	2.62	1.74	0.87	0.00	0.00
48	8.97	8.97	8.97	8.97	8.97	8.07	7.18	6.28	5.38	4.49	3.59	2.69	1.79	0.90	0.00	0.00
49	9.10	9.10	9.10	9.10	9.10	8.19	7.28	6.37	5.46	4.55	3.64	2.73	1.82	0.91	0.00	0.00
50	9.33	9.33	9.33	9.33	9.33	8.40	7.46	6.53	5.60	4.67	3.73	2.80	1.87	0.93	0.00	0.00
51	9.56	9.56	9.56	9.56	9.56	8.60	7.64	6.69	5.73	4.78	3.82	2.87	1.91	0.96	0.00	0.00
52	9.77	9.77	9.77	9.77	9.77	8.79	7.82	6.84	5.86	4.89	3.91	2.93	1.95	0.98	0.00	0.00
53	10.03	10.03	10.03	10.03	10.03	9.03	8.02	7.02	6.02	5.01	4.01	3.01	2.01	1.00	0.00	0.00
54	10.33	10.33	10.33	10.33	10.33	9.30	8.27	7.23	6.20	5.17	4.13	3.10	2.07	1.03	0.00	0.00
55	10.63	10.63	10.63	10.63	10.63	9.56	8.50	7.44	6.38	5.31	4.25	3.19	2.13	1.06	0.00	0.00
56	10.84	10.84	10.84	10.84	10.84	9.76	8.67	7.59	6.50	5.42	4.34	3.25	2.17	1.08	0.00	0.00
57	11.21	11.21	11.21	11.21	11.21	10.09	8.97	7.85	6.73	5.61	4.48	3.36	2.24	1.12	0.00	0.00
58	11.45	11.45	11.45	11.45	11.45	10.30	9.16	8.01	6.87	5.72	4.58	3.43	2.29	1.14	0.00	0.00
59	11.83	11.83	11.83	11.83	11.83	10.65	9.46	8.28	7.10	5.91	4.73	3.55	2.37	1.18	0.00	0.00
60	12.19	12.19	12.19	12.19	12.19	10.97	9.75	8.53	7.31	6.09	4.87	3.66	2.44	1.22	0.00	0.00
61	12.47	12.47	12.47	12.47	12.47	11.22	9.98	8.73	7.48	6.24	4.99	3.74	2.49	1.25	0.00	0.00
62	12.74	12.74	12.74	12.74	12.74	11.47	10.19	8.92	7.64	6.37	5.10	3.82	2.55	1.27	0.00	0.00
63	13.08	13.08	13.08	13.08	13.08	11.77	10.46	9.16	7.85	6.54	5.23	3.92	2.62	1.31	0.00	0.00
64	13.39	13.39	13.39	13.39	13.39	12.05	10.71	9.38	8.04	6.70	5.36	4.02	2.68	1.34	0.00	0.00
65	13.78	13.78	13.78	13.78	13.78	12.40	11.02	9.64	8.27	6.89	5.51	4.13	2.76	1.38	0.00	0.00
66	15.29	15.29	15.29	13.76	12.23	10.70	9.17	7.64	6.12	4.59	3.06	2.29	1.53	0.76	0.00	0.00
67	15.98	15.98	15.98	14.38	12.78	11.18	9.59	7.99	6.39	4.79	3.20	2.40	1.60	0.80	0.00	0.00
68	16.61	16.61	16.61	14.95	13.29	11.63	9.97	8.31	6.64	4.98	3.32	2.49	1.66	0.83	0.00	0.00

TABLE OF SURRENDER CHARGE FACTORS
Female Nicotine
Number of Full Policy Years Completed Since the Issue Date
Issue Age	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15 or more
69	17.33	17.33	17.33	15.59	13.86	12.13	10.40	8.66	6.93	5.20	3.47	2.60	1.73	0.87	0.00	0.00
70	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
71	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
72	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
73	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
74	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
75	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
76	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
77	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
78	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
79	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00
80	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

The Statement of Additional Information (“SAI”) dated May 1, 2014 contains additional information about the Policy and the Variable Account. The Table of Contents for the SAI appears near the end of this prospectus. The SAI has been filed with the SEC and is incorporated by reference into this prospectus.

You can obtain the SAI (at no cost) by writing to the Service Center at the address shown on the front cover or by calling 1-877-376-8008.

The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. More information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington, DC 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

Farmers Financial Solutions, LLC (“FFS”) serves as the principal underwriter and distributor of the Policies. You may obtain more information about FFS and its registered representatives at http://www.finra.org or by calling 1-800-289-9999. You also can obtain an investor brochure from the Financial Industry Regulatory Authority, Inc. (“FINRA”), describing its Public Disclosure Program.

SEC File No. 333-84023/811-09507